                                                                    Exhibit 10.8

                                                                  EXECUTION COPY

================================================================================

                GUARANTEE, COLLATERAL AND INTERCREDITOR AGREEMENT

                                   dated as of

                               November 30, 2005,

                                      among

                          NETWORK COMMUNICATIONS, INC.,

                         GALLARUS MEDIA HOLDINGS, INC.,

                the Subsidiaries of NETWORK COMMUNICATIONS, INC.,
                         from time to time party hereto,

                                 CREDIT SUISSE,
                              as Collateral Agent,

                                 CREDIT SUISSE,
                     as Revolving Loan Administrative Agent

                                       and

                                 CREDIT SUISSE,
                        as Term Loan Administrative Agent

================================================================================
                                                         [CS&M Ref No. 5865-363]

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
                                ARTICLE I

Definitions..............................................................     2
   SECTION 1.01.  Credit Agreements......................................     2
   SECTION 1.02.  Other Defined Terms....................................     2
   SECTION 1.03.  Extensions.............................................    10

                                ARTICLE II

Guarantee................................................................    10
   SECTION 2.01.  Guarantee..............................................    10
   SECTION 2.02.  Guarantee of Payment...................................    10
   SECTION 2.03.  No Limitations, Etc....................................    11
   SECTION 2.04.  Reinstatement..........................................    12
   SECTION 2.05.  Agreement To Pay; Subrogation..........................    12
   SECTION 2.06.  Information............................................    12

                               ARTICLE III

Pledge of Securities.....................................................    12
   SECTION 3.01.  Pledge.................................................    12
   SECTION 3.02.  Delivery of the Pledged Collateral.....................    13
   SECTION 3.03.  Representations, Warranties and Covenants..............    13
   SECTION 3.04.  Certification of Limited Liability Company Interests
                  and Limited Partnership Interests......................    15
   SECTION 3.05.  Registration in Nominee Name; Denominations............    15
   SECTION 3.06.  Voting Rights; Dividends and Interest, Etc.............    15

                                ARTICLE IV

Security Interests in Personal Property..................................    17
   SECTION 4.01.  Security Interest......................................    17
   SECTION 4.02.  Representations and Warranties.........................    19
   SECTION 4.03.  Covenants..............................................    21
   SECTION 4.04.  Other Actions..........................................    25
   SECTION 4.05.  Covenants Regarding Patent, Trademark and Copyright
                  Collateral.............................................    28

                                ARTICLE V

Remedies.................................................................    29
   SECTION 5.01.  Remedies Upon Default..................................    29
   SECTION 5.02.  Application of Proceeds................................    31
   SECTION 5.03.  Grant of License to Use Intellectual Property..........    32
   SECTION 5.04.  Securities Act, Etc....................................    32
   SECTION 5.05.  Provisions Relating to Cash Collateralization of L/C
                  Exposure Under Revolving Loan Credit Agreement.........    33

                                ARTICLE VI

Acts of Secured Parties and Agents; Notices of Default and Acceleration..    33
   SECTION 6.01.  Acts of Secured Parties and Agents.....................    33
   SECTION 6.02.  Determination of Existence of Events of Default and
                  Acceleration; Notices to Agents........................    34

                               ARTICLE VII

Certain Intercreditor Provisions.........................................    35
   SECTION 7.01.  Actions Under This Agreement...........................    35
   SECTION 7.02.  Restrictions on Actions................................    35
   SECTION 7.03.  Cooperation; Accountings...............................    36
   SECTION 7.04.  Other Collateral.......................................    36
   SECTION 7.05.  Preferential Payments and Special Trust Account........    36
   SECTION 7.06.  Restoration of Obligations.............................    37
   SECTION 7.07.  Bankruptcy Preferences.................................    37
   SECTION 7.08.  Bankruptcy Proceedings.................................    37

                               ARTICLE VIII

Concerning the Collateral Agent..........................................    38
   SECTION 8.01.  Appointment of Collateral Agent........................    38
   SECTION 8.02.  Limitations on Responsibility of Collateral Agent......    38
   SECTION 8.03.  Reliance by Collateral Agent; Indemnity Against
                  Liabilities, etc.......................................    39
   SECTION 8.04.  Resignation of the Collateral Agent....................    39
   SECTION 8.05.  Determination of Amounts of Obligations................    40
   SECTION 8.06.  Authorized Investments.................................    40
   SECTION 8.07.  Certain Powers Relating to Collateral..................    41

                                ARTICLE IX

Representations and Warranties...........................................    41

                                ARTICLE X

Indemnity, Subrogation and Subordination.................................    42
   SECTION 10.01. Indemnity and Subrogation..............................    42
   SECTION 10.02. Contribution and Subrogation...........................    42
   SECTION 10.03. Subordination..........................................    42

                                ARTICLE XI

Miscellaneous............................................................    43
   SECTION 11.01. Notices................................................    43
   SECTION 11.02. Security Interest Absolute.............................    43
   SECTION 11.03. Survival of Agreement..................................    43
   SECTION 11.04. Binding Effect; Several Agreement......................    43
   SECTION 11.05. Successors and Assigns.................................    44
   SECTION 11.06. Collateral Agent's Fees and Expenses; Indemnification..    44
   SECTION 11.07. Collateral Agent Appointed Attorney-in-Fact............    45
   SECTION 11.08. Applicable Law.........................................    46
   SECTION 11.09. Waivers; Amendment.....................................    46
   SECTION 11.10. WAIVER OF JURY TRIAL...................................    46
   SECTION 11.11. Severability...........................................    47
   SECTION 11.12. Counterparts...........................................    47
   SECTION 11.13. Headings...............................................    47
   SECTION 11.14. Jurisdiction; Consent to Service of Process............    47
   SECTION 11.15. Termination or Release.................................    48
   SECTION 11.16. Additional Subsidiaries................................    48
   SECTION 11.17. Right of Setoff........................................    49

Schedules

Schedule I   Guarantors
Schedule II  Equity Interests; Pledged Debt Securities
Schedule III Intellectual Property

Exhibits

Exhibit A Form of Supplement
Exhibit B Form of Perfection Certificate

                    GUARANTEE, COLLATERAL AND INTERCREDITOR AGREEMENT dated as of November 30, 2005 (this "AGREEMENT"), among NETWORK COMMUNICATIONS, INC., a Georgia corporation (the "BORROWER"), GALLARUS MEDIA HOLDINGS, INC., a Delaware corporation ("HOLDINGS"), the Subsidiaries of the Borrower from time to time party hereto, CREDIT SUISSE, as collateral agent for the Secured Parties (as defined below) (in such capacity, the "COLLATERAL AGENT"), CREDIT SUISSE, as administrative agent for the Revolving Lenders (as defined below) (in such capacity, the "REVOLVING LOAN ADMINISTRATIVE AGENT") and CREDIT SUISSE, as administrative agent for the Term Lenders (as defined below) (in such capacity, the "TERM LOAN ADMINISTRATIVE AGENT" and, together with the Revolving Loan Administrative Agent, the "ADMINISTRATIVE AGENTS").

                              PRELIMINARY STATEMENT

          Reference is made to (a) the Revolving Loan Credit Agreement dated as of November 30, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the "REVOLVING LOAN CREDIT AGREEMENT"), among the Borrower, Holdings, the lenders from time to time party thereto (the "REVOLVING LENDERS"), the Revolving Loan Administrative Agent and the Collateral Agent, and (b) the Term Loan Credit Agreement dated as of November 30, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the "TERM LOAN CREDIT AGREEMENT" and, together with the Revolving Loan Credit Agreement, the "CREDIT AGREEMENTS"), among the Borrower, Holdings, the lenders from time to time party thereto (the "TERM LENDERS" and, together with the Revolving Lenders, the "LENDERS"), the Term Loan Administrative Agent and the Collateral Agent.

          The Revolving Lenders and the Issuing Bank have agreed to extend credit to the Borrower subject to the terms and conditions set forth in the Revolving Loan Credit Agreement, and the Term Lenders have agreed to make term loans to the Borrower subject to the terms and conditions set forth in the Term Loan Credit Agreement. The obligations of the Lenders and the Issuing Bank to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement. Each Guarantor is an affiliate of the Borrower, will derive substantial benefits from the extension of credit to the Borrower pursuant to the Credit Agreements and is willing to execute and deliver this Agreement in order to induce the Lenders and the Issuing Bank to extend such credit. Accordingly, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

          SECTION 1.01. CREDIT AGREEMENTS. (a) Capitalized terms used in this Agreement and not otherwise defined herein have the meanings set forth in the applicable Credit Agreement. All capitalized terms defined in the New York UCC (as defined herein) and not defined in this Agreement have the meanings specified therein. All references to the Uniform Commercial Code shall mean the New York UCC.

          (b) The rules of construction specified in Section 1.02 of each Credit Agreement also apply to this Agreement.

          SECTION 1.02. OTHER DEFINED TERMS. As used in this Agreement, the following terms have the meanings specified below:

          "ACCOUNT DEBTOR" shall mean any person who is or who may become obligated to any Grantor under, with respect to or on account of an Account Receivable.

          "ACCOUNTS RECEIVABLE" shall mean all Accounts and all right, title and interest in any returned goods, together with all rights, titles, securities and guarantees with respect thereto, including any rights to stoppage in transit, replevin, reclamation and resales, and all related security interests, liens and pledges, whether voluntary or involuntary, in each case whether now existing or owned or hereafter arising or acquired.

          "ACT" shall have the meaning assigned to such term in Section 6.01.

          "ADMINISTRATIVE AGENTS" shall have the meaning assigned to such term in the preamble.

          "AGREEMENT" shall have the meaning assigned to such term in the preamble.

          "ARTICLE 9 COLLATERAL" shall have the meaning assigned to such term in
Section 4.01.

          "BANKRUPTCY PROCEEDING" shall mean, with respect to any person, a general assignment by such person for the benefit of its creditors, or the institution by or against such person of any proceeding seeking relief as debtor, or seeking to adjudicate such person as bankrupt or insolvent, or seeking reorganization, arrangement, adjustment or composition of such person or its debts, under any law relating to bankruptcy, insolvency, reorganization or relief of debtors generally, or seeking appointment of a receiver, trustee, custodian or other similar official for such person or for any substantial part of its property.

          "BORROWER" shall have the meaning assigned to such term in the preamble.

          "CASH EQUIVALENT INVESTMENTS" shall mean (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within 1 year from the date of acquisition thereof, (b) investments in tax-exempt obligations of any State of the United States of America, or any municipality of any such State, maturing within 30 days from the date of acquisition thereof and having, at such date of acquisition, one of the two highest credit ratings obtainable from S&P or from Moody's, (c) investments in commercial paper maturing within 60 days from the date of acquisition thereof and having, at such date of acquisition, one of the two highest credit ratings obtainable from S&P or from Moody's, (d) investments in certificates of deposit, banker's acceptances, demand deposit accounts and time deposits maturing within 60 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, the Collateral Agent or any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof that has a combined capital and surplus and undivided profits of not less than $500,000,000, (e) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria of clause (d) above, (f) investments in "money market funds" within the meaning of Rule 2a-7 of the Investment Company Act of 1940, as amended, substantially all of whose assets are invested in investments of the type described in clauses (a) through
(e) above, and (g) investments in so-called "auction rate" securities rated AAA or higher by S&P or Aaa or higher by Moody's and which have a reset date not more than 90 days from the date of acquisition thereof.

          "CLAIMING GUARANTOR" shall have the meaning assigned to such term in
Section 10.02.

          "COLLATERAL" shall mean the Article 9 Collateral, the Pledged Collateral and all amounts received by any Secured Party pursuant to Section 11.17.

          "COLLATERAL AGENT" shall have the meaning assigned to such term in the preamble.

          "CONTRIBUTING GUARANTOR" shall have the meaning assigned to such term in Section 10.02.

          "COPYRIGHT LICENSE" shall mean any written agreement, now or hereafter in effect, granting any right to any third person under any copyright now or hereafter owned by any Grantor or that such Grantor otherwise has the right to license, or granting any right to any Grantor under any copyright now or hereafter owned by any third person, and all rights of such Grantor under any such agreement.

          "COPYRIGHTS" shall mean all of the following now owned or hereafter acquired by any Grantor: (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, and (b) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office (or any successor office or any similar office in any other country), including those listed on Schedule III.

          "CREDIT AGREEMENTS" shall have the meaning assigned to such term in the preliminary statement.

          "EQUITY INTERESTS" shall mean shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity interests in any person.

          "EVENT OF DEFAULT" shall mean a Revolving Loan Event of Default or a Term Loan Event of Default.

          "FEDERAL SECURITIES LAWS" shall have the meaning assigned to such term in Section 5.04.

          "GENERAL INTANGIBLES" shall mean all choses in action and causes of action and all other intangible personal property of any Grantor of every kind and nature (other than Accounts) now owned or hereafter acquired by any Grantor, including all rights and interests in partnerships, limited partnerships, limited liability companies and other unincorporated entities, corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Hedging Agreements and other agreements), Intellectual Property, goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to any Grantor to secure payment by an Account Debtor of any of the Accounts.

          "GRANTORS" shall mean the Borrower and the Guarantors.

          "GUARANTORS" shall mean (a) Holdings and (b) each Subsidiary that becomes a party to this Agreement as a Guarantor after the Closing Date.

          "HOLDINGS" shall have the meaning assigned to such term in the preamble.

          "INTELLECTUAL PROPERTY" shall mean all intellectual and similar property of any Grantor of every kind and nature now owned or hereafter acquired by any Grantor, including inventions, designs, Patents, Copyrights, Licenses, Trademarks, trade secrets, confidential or proprietary technical and business information, know-how, show-how or other data or information, software and databases and all embodiments or fixations thereof and related documentation and registrations, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

          "ISSUING BANK" shall have the meaning assigned to such term in the Revolving Loan Credit Agreement.

          "LENDERS" shall have the meaning assigned to such term in the preliminary statement.

          "LICENSE" shall mean any Patent License, Trademark License, Copyright License or other license or sublicense agreement to which any Grantor is a party, including those material Licenses listed on Schedule III.

          "LOAN DOCUMENTS" shall mean the Revolving Loan Documents and the Term Loan Documents.

          "LOANS" shall mean the Revolving Loans and the Term Loans.

          "LOAN DOCUMENT OBLIGATIONS" shall mean the Revolving Loan Document Obligations and the Term Loan Document Obligations.

          "MAJORITY SECURED PARTIES" shall mean Lenders, considered as a single class, holding more than 50% of the sum of (a) the aggregate amount of the Revolving Loan Exposures of all Revolving Lenders and (b) the aggregate amount of the Term Loan Exposures of all Term Lenders; provided that for purposes of determining the Majority Secured Parties, any Revolving Loan Exposures and any Term Loan Exposures then owned by the Borrower or its Affiliates shall be disregarded.

          "NEW YORK UCC" shall mean the Uniform Commercial Code as from time to time in effect in the State of New York.

          "NOTICE OF DEFAULT" shall have the meaning assigned to such term in
Section 6.02.

          "OBLIGATIONS" shall mean the Revolving Loan Obligations, the Term Loan Obligations and all monetary obligations of the Grantors to the Collateral Agent hereunder or under the other Security Documents.

          "PATENT LICENSE" shall mean any written agreement, now or hereafter in effect, granting to any third person any right to make, use or sell any invention on which a patent, now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, is in existence, or granting to any Grantor any right to make, use or sell any invention on which a patent, now or hereafter owned by any third person, is in existence, and all rights of any Grantor under any such agreement.

          "PATENTS" shall mean all of the following now owned or hereafter acquired by any Grantor: (a) all letters patent of the United States or the equivalent thereof in any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or the equivalent thereof in any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office (or any successor or any similar offices in any other country), including those listed on Schedule III, and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions claimed therein, including the right to make, use and/or sell the inventions claimed therein.

          "PERFECTION CERTIFICATE" shall mean a certificate substantially in the form of Exhibit B, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by a Responsible Officer of the Borrower.

          "PLEDGED COLLATERAL" shall have the meaning assigned to such term in
Section 3.01.

          "PLEDGED DEBT SECURITIES" shall have the meaning assigned to such term in Section 3.01.

          "PLEDGED EQUITY INTERESTS" shall have the meaning assigned to such term in Section 3.01.

          "PLEDGED SECURITIES" shall mean any promissory notes, stock certificates or other securities now or hereafter included in the Pledged Collateral, including all certificates, instruments or other documents representing or evidencing any Pledged Collateral.

          "PREFERENTIAL PAYMENT" shall mean any payment (including any deposit of cash collateral) obtained by a Secured Party or its Affiliates in respect of Obligations held by it, whether in cash, securities or property, through the exercise of any remedy (including the commencement and prosecution of any litigation and the exercise of any right of setoff or right to demand cash collateral) available to such Secured Party as a result of the occurrence and continuance of any Event of Default; provided, that no payment made to a Secured Party pursuant to Section 5.02 or received by any Secured Party in any Bankruptcy Proceeding pursuant to a plan of reorganization or other action approved in writing by the Majority Secured Parties shall constitute a Preferential Payment.

          "REVOLVING LENDERS" shall have the meaning assigned to such term in the preliminary statement.

          "REVOLVING LOAN ADMINISTRATIVE AGENT" shall have the meaning assigned to such term in the preamble.

          "REVOLVING LOAN CREDIT AGREEMENT" shall have the meaning assigned to such term in the preliminary statement.

          "REVOLVING LOAN DEFAULT" shall mean any "Default" as defined in the Revolving Loan Credit Agreement.

          "REVOLVING LOAN DOCUMENTS" shall mean the "Loan Documents" as defined in the Revolving Loan Credit Agreement.

          "REVOLVING LOAN EVENT OF DEFAULT" shall mean any "Event of Default" as defined in the Revolving Loan Credit Agreement.

          "REVOLVING LOAN EXPOSURE" shall mean, as of any date of determination, for any Revolving Lender, (a) if no Revolving Loan Default or Revolving Loan Event of Default shall exist, the sum of (i) such Revolving Lender's Pro Rata Percentage of the aggregate amount of outstanding Revolving Loans (excluding Swingline Loans), (ii) such Lender's Pro Rata Percentage of the L/C Exposure,
(iii) such Lender's Pro Rata Percentage of the Swingline Exposure and (iv) such Lender's Pro Rata Percentage of the aggregate amount of unused Revolving Credit Commitments, or (b) if a Revolving Loan Default or Revolving Loan Event of Default shall exist, the sum of (i) such Revolving Lender's Pro Rata Percentage of the aggregate amount of outstanding Revolving Loans (excluding Swingline Loans), (ii) such Lender's Pro Rata Percentage of the L/C Exposure and (iii) such Lender's Pro Rata Percentage of the Swingline Exposure.

          "REVOLVING LOAN OBLIGATIONS" shall mean (a) the due and punctual payment by the Borrower of (i) the principal of and interest (including interest accruing during the pendency of any Bankruptcy Proceeding, regardless of whether allowed or allowable in such proceeding) on the Revolving Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made under the Revolving Loan Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of L/C Disbursements, interest thereon (including interest accruing during the pendency of any Bankruptcy Proceeding, regardless of whether allowed or allowable in such proceeding) and obligations to provide cash collateral, and (iii) all other monetary obligations of the Borrower to any of the Revolving Loan Secured Parties under the Revolving Loan Credit Agreement and each of the other Revolving Loan Documents, including obligations to pay fees, expense reimbursement obligations and indemnification obligations, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any Bankruptcy Proceeding, regardless of whether allowed or allowable in such proceeding), (b) the due and punctual payment of all the monetary obligations of each other Grantor to any Revolving Loan Secured Party under or pursuant to the Revolving Loan Credit Agreement and each of the other Revolving Loan Documents, (c) the due and punctual payment and performance of all monetary obligations of each Grantor under each Hedging Agreement that (i) is in effect on the Closing Date with a counterparty that is a Revolving Lender or an Affiliate of a Revolving Lender as of the Closing Date or (ii) is entered into after the Closing Date with any counterparty that is a Revolving Lender or an Affiliate of a Revolving Lender at the time such Hedging Agreement is entered into and (d) the due and punctual payment and performance of all obligations of the Borrower to a Revolving Lender or an Affiliate of a Revolving Lender in respect of cash management services (other than cash management services provided after (i) the principal of and interest on each Revolving Loan and all fees payable under the Revolving Loan Credit Agreement have been paid in full, (ii) the Revolving Lenders have no further commitment to lend under the Revolving Loan Credit Agreement, (iii) the L/C Exposure has been reduced to zero and (iv) the Issuing Bank under the Revolving Loan Credit Agreement has no further obligation to issue Letters of Credit under the Revolving Loan Credit Agreement), including obligations in respect of overdrafts, temporary advances, interest and fees.

          "REVOLVING LOANS" shall mean the "Loans" as defined in the Revolving Loan Credit Agreement.

          "REVOLVING LOAN SECURED PARTIES" shall mean (a) the Revolving Lenders,
(b) the Revolving Loan Administrative Agent, (c) the Collateral Agent, (d) any Issuing Bank, (e) each counterparty to any Hedging Agreement with a Grantor that either (i) is in effect on the Closing Date if such counterparty is a Revolving Lender or an Affiliate of a Revolving Lender as of the Closing Date or (ii) is entered into after the Closing Date if such counterparty is a Revolving Lender or an Affiliate of a Revolving Lender at the time such Hedging Agreement is entered into, (f) the beneficiaries of each indemnification obligation undertaken by any Grantor under any Revolving Loan Document and (g) the successors and assigns of each of the foregoing.

          "SECURED PARTIES" shall mean the collective reference to the Revolving Loan Secured Parties and the Term Loan Secured Parties.

          "SECURITY DOCUMENTS" shall mean this Agreement and each of the other security agreements, mortgages or other instruments and documents pursuant to which a Lien is granted to secure any Obligations or under which rights or remedies with respect to any such Lien are governed.

          "SECURITY INTEREST" shall have the meaning assigned to such term in
Section 4.01.

          "SPECIAL TRUST ACCOUNT" shall mean an interest-bearing restricted account maintained by the Collateral Agent for the benefit of the Secured Parties for the purpose of receiving and holding Preferential Payments and payments under Sections 3.06(b) and 7.05.

          "TERM LENDERS" shall have the meaning assigned to such term in the preliminary statement.

          "TERM LOAN ADMINISTRATIVE AGENT" shall have the meaning assigned to such term in the preamble.

          "TERM LOAN CREDIT AGREEMENT" shall have the meaning assigned to such term in the preliminary statement.

          "TERM LOAN DOCUMENTS" shall mean the "Loan Documents" as defined in the Term Loan Credit Agreement.

          "TERM LOAN EVENT OF DEFAULT" shall mean any "Event of Default" as defined in the Term Loan Credit Agreement.

          "TERM LOAN EXPOSURE" shall mean, as of any date of determination, for any Term Lender, such Term Lender's Pro Rata Percentage of the aggregate amount of outstanding Term Loans.

          "TERM LOAN OBLIGATIONS" shall mean (a) the due and punctual payment by the Borrower of (i) the principal of and interest (including interest accruing during the pendency of any Bankruptcy Proceeding, regardless of whether allowed or allowable in such proceeding) on the Term Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise and (ii) all other monetary obligations of the Borrower to any of the Term Loan Secured Parties under the Term Loan Credit Agreement and each of the other Term Loan Documents, including obligations to pay fees, expense reimbursement obligations and indemnification obligations, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any Bankruptcy Proceeding, regardless of whether allowed or allowable in such proceeding), (b) the due and punctual payment of all the monetary obligations of each other Grantor to any of the Term Loan Secured Parties under or pursuant to the Term Loan Credit Agreement and each of the other Term Loan Documents and (c) the due and punctual payment and performance of all obligations of the Borrower to a Term Lender or an Affiliate of a Term Lender in respect of cash management services (other than cash management services provided after (i) the principal of and interest on each Term Loan and all fees payable under the Term Loan Credit Agreement have been paid in full and (ii) the Term Lenders have no further commitment to lend under the Term Loan Credit Agreement), including obligations in respect of overdrafts, temporary advances, interest and fees.

          "TERM LOANS" shall mean the "Loans" as defined in the Term Loan Credit Agreement.

          "TERM LOAN SECURED PARTIES" shall mean (a) the Term Lenders, (b) the Term Loan Administrative Agent, (c) the Collateral Agent, (d) each counterparty to any Hedging Agreement with a Grantor that either (i) is in effect on the Closing Date if such counterparty is a Term Lender or an Affiliate of a Term Lender as of the Closing Date or (ii) is entered into after the Closing Date if such counterparty is a Term Lender or an Affiliate of a Term Lender at the time such Hedging Agreement is entered into, (e) the beneficiaries of each indemnification obligation undertaken by any Grantor under any Term Loan Document and (f) the successors and assigns of each of the foregoing.

          "TRADEMARK LICENSE" shall mean any written agreement, now or hereafter in effect, granting to any third person any right to use any trademark now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, or granting to any Grantor any right to use any trademark now or hereafter owned by any third person, and all rights of any Grantor under any such agreement.

          "TRADEMARKS" shall mean all of the following now owned or hereafter acquired by any Grantor: (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office (or any successor office) or any similar offices in any State of the United States or any other country or any political subdivision thereof, and all extensions or renewals thereof, including those listed on Schedule III, (b) all goodwill associated therewith or symbolized thereby and (c) all other assets, rights and interests that uniquely reflect or embody such goodwill, but excluding in all cases any intent-to-use United States trademark application for which an amendment to allege use or statement of use has not been filed under 15 U.S.C
Section 1051(c) or 15 U.S.C Section 1051(d), respectively, or, if filed, has not been deemed in conformance with 15 U.S.C Section 1051(a) or examined and accepted, respectively, by the United States Patent and Trademark Office.

          "UNFUNDED ADVANCES/PARTICIPATIONS" shall mean (a) with respect to each Administrative Agent, the aggregate amount, if any (i) made available to the Borrower on the assumption that each Lender has made its portion of the applicable Borrowing available to the Administrative Agents (as contemplated by Section 2.02(d) of each Credit Agreement) and (ii) with respect to which a corresponding amount shall not in fact have been returned to such Administrative Agent by the Borrower or made available to such Administrative Agent by any such Lender, (b) with respect to the Swingline Lender, the aggregate amount, if any, of participations in respect of any outstanding Swingline Loan that shall not have been funded by the Revolving Lenders in accordance with Section 2.21(e) of the Revolving Loan Credit Agreement and (c) with respect to any Issuing Bank, the aggregate amount, if any, of participations in respect of any outstanding L/C Disbursement that shall not have been funded by the Revolving Lenders in accordance with Sections 2.22(d) and 2.02(f) of the Revolving Loan Credit Agreement.

          SECTION 1.03. EXTENSIONS. The Collateral Agent may grant extensions of time for the perfection of security interests in or the obtaining of title insurance with respect to particular assets (including extensions beyond the Closing Date for the perfection of security interests in the assets of the Grantors on such date) where it determines that perfection cannot be accomplished without undue effort or expense by the time or times at which it would otherwise be required by the Loan Documents.

                                   ARTICLE II

                                    GUARANTEE

          SECTION 2.01. GUARANTEE. Each Guarantor unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, the due and punctual payment and performance of the Obligations. Each Guarantor further agrees that any of the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Obligation. Each Guarantor waives presentment to, demand of payment from and protest to the Borrower or any other Grantor of any of the Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment.

          SECTION 2.02. GUARANTEE OF PAYMENT. Each Guarantor further agrees that its guarantee hereunder constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Collateral Agent or any other Secured Party to any security held for the payment of the Obligations or to any balance of any Deposit Account or credit on the books of the Collateral Agent or any other Secured Party in favor of the Borrower or any other person.

          SECTION 2.03. NO LIMITATIONS, ETC. (a) Except for termination of a Guarantor's obligations hereunder as expressly provided in Section 11.15, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by (i) the failure of the Collateral Agent or any other Secured Party to assert any claim or demand or to enforce any right or remedy under the provisions of any Loan Document or otherwise, (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Loan Document or any other agreement, including with respect to any other Guarantor under this Agreement, (iii) the release of, or any impairment of or failure to perfect any Lien on or security interest in, any security held by the Collateral Agent or any other Secured Party for the Obligations or any of them, (iv) any default, failure or delay, willful or otherwise, in the performance of the Obligations, or (v) any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the Obligations). Each Guarantor expressly authorizes the Collateral Agent to take and hold security for the payment and performance of the Obligations, to exchange, waive or release any or all such security (with or without consideration), to enforce or apply such security and direct the order and manner of any sale thereof in its sole discretion or to release or substitute any one or more other guarantors or obligors upon or in respect of the Obligations, all without affecting the obligations of any Guarantor hereunder.

          (b) To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of any defense of the Borrower or any other Grantor or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower or any other Grantor, other than the indefeasible payment in full in cash of all the Obligations. The Collateral Agent and the other Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with the Borrower or any other Grantor or exercise any other right or remedy available to them against the Borrower or any other Grantor, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Obligations have been fully and indefeasibly paid in full in cash. To the fullest extent permitted by applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower or any other Grantor, as the case may be, or any security.

          SECTION 2.04. REINSTATEMENT. Each Guarantor agrees that its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by the Collateral Agent or any other Secured Party upon the bankruptcy or reorganization of the Borrower, any other Grantor or otherwise.

          SECTION 2.05. AGREEMENT TO PAY; SUBROGATION. In furtherance of the foregoing and not in limitation of any other right that the Collateral Agent or any other Secured Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Borrower or any other Grantor to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Collateral Agent for distribution to the applicable Secured Parties in cash the amount of such unpaid Obligation. Upon payment by any Guarantor of any sums to the Collateral Agent as provided above, all rights of such Guarantor against the Borrower or any other Guarantor arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to Article VI.

          SECTION 2.06. INFORMATION. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower's and each Guarantor's financial condition and assets and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that neither the Collateral Agent nor any other Secured Party will have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks.

                                  ARTICLE III

                              Pledge of Securities

          SECTION 3.01. PLEDGE. As security for the payment or performance, as the case may be, in full of the Obligations, each Grantor hereby assigns and pledges to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest in, all of such Grantor's right, title and interest in, to and under (a)(i) the shares of capital stock and other Equity Interests owned by such Grantor on the date hereof (including all such shares and other Equity Interests set forth on Schedule II), (ii) any other Equity Interests obtained in the future by such Grantor and (iii) the certificates representing all such Equity Interests (all the foregoing collectively referred to herein as the "PLEDGED EQUITY INTERESTS"); provided that the Pledged Equity Interests shall not include more than 66% of the issued and outstanding voting Equity Interests of any Foreign Subsidiary, (b)(i) the debt securities held by such Grantor on the date hereof (including all such debt securities set forth on

Schedule II), (ii) any debt securities in the future issued to such Grantor and
(iii) the promissory notes and any other instruments evidencing such debt securities (all the foregoing collectively referred to herein as the "PLEDGED DEBT SECURITIES"), (c) all other property that may be delivered to and held by the Collateral Agent pursuant to the terms of this Section 3.01, (d) subject to
Section 3.06, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other Proceeds received in respect of, the securities referred to in clauses (a) and (b) above, (e) subject to Section 3.06, all rights and privileges of such Grantor with respect to the securities and other property referred to in clauses (a), (b), (c) and (d) above, and (f) all Proceeds of any of the foregoing (the items referred to in clauses (a) through (f) above being collectively referred to as the "PLEDGED COLLATERAL").

          TO HAVE AND TO HOLD the Pledged Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, forever; subject, however, to the terms, covenants and conditions hereinafter set forth.

          SECTION 3.02. DELIVERY OF THE PLEDGED COLLATERAL. (a) Each Grantor agrees promptly to deliver or cause to be delivered to the Collateral Agent any and all certificates, instruments or other documents representing or evidencing Pledged Securities.

          (b) Each Grantor agrees promptly to deliver or cause to be delivered to the Collateral Agent any and all Pledged Debt Securities.

          (c) Upon delivery to the Collateral Agent, (i) any certificate, instrument or document representing or evidencing Pledged Securities shall be accompanied by undated stock powers duly executed in blank or other undated instruments of transfer satisfactory to the Collateral Agent and duly executed in blank and by such other instruments and documents as the Collateral Agent may request and (ii) all other property comprising part of the Pledged Collateral shall be accompanied by proper instruments of assignment duly executed by the applicable Grantor and such other instruments or documents as the Collateral Agent may request. Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities, which schedule shall be attached hereto as
Schedule II and made a part hereof; provided that failure to attach any such schedule hereto shall not affect the validity of the pledge of such Pledged Securities. Each schedule so delivered shall supplement any prior schedules so delivered.

          SECTION 3.03. REPRESENTATIONS, WARRANTIES AND COVENANTS. The Grantors jointly and severally represent, warrant and covenant to and with the Collateral Agent, for the benefit of the Secured Parties, that:

               (a) Schedule II correctly sets forth the percentage of the issued and outstanding shares of each class of the Equity Interests of the issuer thereof represented by such Pledged Equity Interests and includes all

          Equity Interests, debt securities and promissory notes required to be pledged hereunder;

               (b) the Pledged Equity Interests and Pledged Debt Securities have been duly and validly authorized and issued by the issuers thereof and
          (i) in the case of Pledged Equity Interests, are fully paid and nonassessable and (ii) in the case of Pledged Debt Securities, are legal, valid and binding obligations of the issuers thereof;

               (c) except for the security interests granted hereunder (or otherwise permitted under the Credit Agreements), each Grantor (i) is and, subject to any transfers made in compliance with the Credit Agreements, will continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule II as owned by such Grantor, (ii) holds the same free and clear of all Liens, (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Pledged Collateral, other than transfers made in compliance with the Credit Agreements, and (iv) subject to Section 3.06, will cause any and all Pledged Collateral, whether for value paid by such Grantor or otherwise, to be forthwith deposited with the Collateral Agent and pledged or assigned hereunder;

               (d) except for restrictions and limitations imposed by the Loan Documents or securities laws generally, the Pledged Collateral is and will continue to be freely transferable and assignable, and none of the Pledged Collateral is or will be subject to any option, right of first refusal, shareholders agreement, charter or by-law provisions or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect the pledge of such Pledged Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Collateral Agent of rights and remedies hereunder;

               (e) each Grantor (i) has the power and authority to pledge the Pledged Collateral pledged by it hereunder in the manner hereby done or contemplated and (ii) will defend its title or interest thereto or therein against any and all Liens (other than the Lien created or permitted by the Loan Documents), however arising, of all persons whomsoever;

               (f) no consent or approval of any Governmental Authority, any securities exchange or any other person was or is necessary to the validity of the pledge effected hereby (other than such as have been obtained and are in full force and effect or as to which the failure to obtain could not reasonably be expected to result in a Material Adverse Effect);

               (g) by virtue of the execution and delivery by each Grantor of this Agreement, when any Pledged Securities are delivered to the Collateral Agent in accordance with this Agreement, the Collateral Agent will obtain a legal, valid and perfected first-priority lien upon and security interest in such Pledged Securities as security for the payment and performance of the Obligations; and

               (h) the pledge effected hereby is effective to vest in the Collateral Agent, for the ratable benefit of the Secured Parties, the rights of the Collateral Agent in the Pledged Collateral as set forth herein and all action by any Grantor necessary or desirable to protect and perfect the Lien on the Pledged Collateral has been duly taken.

          SECTION 3.04. CERTIFICATION OF LIMITED LIABILITY COMPANY INTERESTS AND LIMITED PARTNERSHIP INTERESTS. Each interest in any limited liability company or limited partnership which is a Subsidiary and pledged hereunder shall be represented by a certificate, shall be a "security" within the meaning of
Article 8 of the New York UCC and shall be governed by Article 8 of the New York UCC.

          SECTION 3.05. REGISTRATION IN NOMINEE NAME; DENOMINATIONS. The Collateral Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in its own name as pledgee, the name of its nominee (as pledgee or as sub-agent) or the name of the applicable Grantor, endorsed or assigned in blank or in favor of the Collateral Agent. Each Grantor will promptly give to the Collateral Agent copies of any notices or other communications received by it with respect to Pledged Securities in its capacity as the registered owner thereof. The Collateral Agent shall at all times following the occurrence and during the continuance of an Event of Default have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

          SECTION 3.06. VOTING RIGHTS; DIVIDENDS AND INTEREST, ETC. (a) Unless and until an Event of Default shall have occurred and be continuing and the Collateral Agent shall have given the Grantors notice of its intent to exercise its rights under this Agreement (which notice shall be deemed to have been given immediately upon the occurrence of an Event of Default under paragraph (g) or
(h) of Article VII of either Credit Agreement):

               (i) Each Grantor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof for any purpose consistent with the terms of this Agreement, each Credit Agreement and each other Loan Document; provided, however, that such rights and powers shall not be exercised in any manner that could materially and adversely affect the rights inuring to a holder of any Pledged Securities or the rights and remedies of any of the Collateral Agent or the other Secured Parties under this Agreement, any Credit Agreement or any other Loan Document or the ability of the Secured Parties to exercise the same.

               (ii) The Collateral Agent shall execute and deliver to each Grantor, or cause to be executed and delivered to each Grantor, all such proxies, powers of attorney and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to paragraph (i) above.

               (iii) Each Grantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Securities to the extent and only to the extent that such dividends, interest, principal and other distributions are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of each Credit Agreement, each other Loan Document and applicable law; provided, however, that any noncash dividends, interest, principal or other distributions that would constitute Pledged Equity Interests or Pledged Debt Securities, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral, and, if received by any Grantor, shall not be commingled by such Grantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the ratable benefit of the Collateral Agent and shall be forthwith delivered to the Collateral Agent in the same form as so received (with any necessary endorsement, stock power or instrument of assignment). This paragraph (iii) shall not apply to dividends between or among the Borrower, the Guarantors and any Subsidiaries only of property subject to a perfected security interest under this Agreement; provided that the Borrower notifies the Collateral Agent in writing, specifically referring to this Section 3.06 at the time of such dividend and takes any actions the Collateral Agent specifies to ensure the continuance of its perfected security interest in such property under this Agreement.

          (b) Upon the occurrence and during the continuance of an Event of Default, after the Collateral Agent shall have notified (or shall be deemed to have notified pursuant to Section 3.06(a)) the Grantors of the suspension of their rights under paragraph (a)(iii) of this Section 3.06, then all rights of any Grantor to dividends, interest, principal or other distributions that such Grantor is authorized to receive pursuant to paragraph (a)(iii) of this Section
3.06 shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions. All dividends, interest, principal or other distributions received by any Grantor contrary to the provisions of this Section 3.06 shall be held in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of such Grantor and shall be forthwith delivered to the Collateral Agent upon demand in the same form as so received

(with any necessary endorsement or instrument of assignment). Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this paragraph (b) shall be retained by the Collateral Agent in the Special Trust Account upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 5.02. After all Events of Default have been cured or waived and each applicable Grantor has delivered to the Administrative Agents certificates to that effect, the Collateral Agent shall, promptly after all such Events of Default have been cured or waived, repay to each applicable Grantor (without interest) all dividends, interest, principal or other distributions that such Grantor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) of this Section 3.06 and that remain in the Special Trust Account.

          (c) Upon the occurrence and during the continuance of an Event of Default, after the Collateral Agent shall have notified (or shall be deemed to have notified pursuant to Section 3.06(a)) the Grantors of the suspension of their rights under paragraph (a)(i) of this Section 3.06, then all rights of any Grantor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 3.06, and the obligations of the Collateral Agent under paragraph (a)(ii) of this Section 3.06, shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that, unless otherwise directed by the Majority Secured Parties, the Collateral Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Grantors to exercise such rights.

          (d) Any notice given by the Collateral Agent to the Grantors exercising its rights under paragraph (a) of this Section 3.06 (i) may be given by telephone if promptly confirmed in writing, (ii) may be given to one or more of the Grantors at the same or different times and (iii) may suspend the rights of the Grantors under paragraph (a)(i) or paragraph (a)(iii) in part without suspending all such rights (as specified by the Collateral Agent in its sole and absolute discretion) and without waiving or otherwise affecting the Collateral Agent's rights to give additional notices from time to time suspending other rights so long as an Event of Default has occurred and is continuing.

                                   ARTICLE IV

                     SECURITY INTERESTS IN PERSONAL PROPERTY

          SECTION 4.01. SECURITY INTEREST. (a) As security for the payment or performance, as the case may be, in full of the Obligations, each Grantor hereby assigns and pledges to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest (the "SECURITY INTEREST"), in all right, title or interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the "ARTICLE 9 COLLATERAL"):

               (i) all Accounts;

               (ii) all Chattel Paper;

               (iii) all cash and Deposit Accounts;

               (iv) all Documents;

               (v) all Equipment;

               (vi) all General Intangibles;

               (vii) all Instruments;

               (viii) all Inventory;

               (ix) all Investment Property;

               (x) all Letter-of-Credit Rights;

               (xi) all Commercial Tort Claims;

               (xii) all books and records pertaining to the Article 9 Collateral; and

               (xiii) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any person with respect to any of the foregoing.

Notwithstanding anything herein to the contrary, in no event shall the security interest granted hereunder attach to (A) any contract or agreement to which a Grantor is a party or any of its rights or interests thereunder if and for so long as the grant of such security interest shall constitute or result in (x) the unenforceability of any right of the Grantor therein or (y) in a breach or termination pursuant to the terms of, or a default under, any such contract or agreement (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the New York UCC or any other applicable law or principles of equity); provided, however, that such security interest shall attach immediately at such time as the condition causing such unenforceability shall be remedied and, to the extent severable, shall attach immediately to any portion of such contract or agreement that does not result in any of the consequences specified in clauses (x) or (y) including, without limitation, any proceeds of such contract or agreement, or
(B) any Intellectual Property to the extent the grant of a security interest therein by a Grantor would result in the cancellation or invalidity thereof.

          (b) Each Grantor hereby irrevocably authorizes the Collateral Agent at any time and from time to time to file in any relevant jurisdiction any initial financing statements (including fixture filings) with respect to the Article 9 Collateral or any part thereof and amendments thereto that (i) indicate the
Article 9 Collateral as "all assets" of
such Grantor or words of similar effect, and (ii) contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment, including
(A) whether such Grantor is an organization, the type of organization and any organizational identification number issued to such Grantor and, (B) in the case of a financing statement filed as a fixture filing, a sufficient description of the real property to which such Article 9 Collateral relates. Each Grantor agrees to provide such information to the Collateral Agent promptly upon request.

          Each Grantor also ratifies its authorization for the Collateral Agent to file in any relevant jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.

          The Collateral Agent is further authorized to file with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country) such documents as may be necessary or reasonably advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each Grantor, without the signature of any Grantor, and naming any Grantor or the Grantors as debtors and the Collateral Agent as secured party.

          (c) The Security Interest is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Article 9 Collateral.

          (d) Notwithstanding anything contained herein or in any of the Loan Documents to the contrary, in no event shall any Grantor have any obligation to disclose, schedule or perfect any security interest in any Copyright or License existing as of the date hereof that such Grantor, in its reasonable business judgment, does not consider to be material to the conduct of the business of the Borrower and its Subsidiaries, taken as a whole, or that are subject to the copyright laws of any country other than the United States.

          SECTION 4.02. REPRESENTATIONS AND WARRANTIES. The Grantors jointly and severally represent and warrant to the Collateral Agent and the Secured Parties that:

               (a) Each Grantor has good and valid rights in and title to the
          Article 9 Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Collateral Agent, for the ratable benefit of the Secured Parties, the Security Interest in such Article 9 Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other person other than any consent or approval that has been obtained.

               (b) The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein (including (x) the exact legal name of each Grantor and (y) the jurisdiction of organization of each Grantor) is correct and complete as of the Closing Date. Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations containing a description of the Article 9 Collateral have been prepared by the Collateral Agent based upon the information provided to the Collateral Agent, the Administrative Agents and the Secured Parties in the Perfection Certificate for filing in each governmental, municipal or other office specified in
          Schedule 2 to the Perfection Certificate (or specified by notice from the Borrower to the Collateral Agent after the Closing Date in the case of filings, recordings or registrations required by Sections 5.06 or 5.12 of each Credit Agreement), which are all the filings, recordings and registrations (other than filings required to be made in the United States Patent and Trademark Office and the United States Copyright Office in order to perfect the Security Interest in the
          Article 9 Collateral consisting of United States Patents, Trademarks and Copyrights) that are necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the ratable benefit of the Secured Parties) in respect of all Article 9 Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements. Each Grantor represents and warrants that fully executed short-form security agreements (in form and substance satisfactory to the Collateral Agent), collectively containing a description of all Article 9 Collateral consisting of issued, registered or pending and otherwise material Intellectual Property with respect to United States Patents (and applications therefor), United States Trademarks (and applications therefor) and United States Copyrights, have been delivered to the Collateral Agent for recording in the United States Patent and Trademark Office and/or the United States Copyright Office pursuant to 35 U.S.C. Section 261, 15 U.S.C.
          Section 1060 or 17 U.S.C. Section 205 and the regulations thereunder, as applicable, to protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the ratable benefit of the Secured Parties) in respect of all
          Article 9 Collateral consisting of Patents, Trademarks and Copyrights in which a security interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary with respect to such Patents, Trademarks and Copyrights (other than such actions as are necessary to perfect the Security Interest with respect to any Article 9 Collateral consisting of Patents, Trademarks and Copyrights (or registration or application for registration thereof) acquired or developed after the date hereof).

               (c) The Security Interest constitutes (i) a legal and valid security interest in all Article 9 Collateral securing the payment and performance of the Obligations, (ii) subject to the filing of the financing statements described in Section 4.02(b), a perfected security interest in all Article 9 Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code or other applicable law in such jurisdictions and (iii) a security interest that shall be perfected in all Article 9 Collateral in which a security interest may be perfected upon the receipt and recording of the short-form security agreement referred to in paragraph (b) above with the United States Patent and Trademark Office and the United States Copyright Office, as applicable. The Security Interest is and shall be prior to any other Lien on any of the Article 9 Collateral, other than Liens expressly permitted pursuant to Section 6.02 of each Credit Agreement that have priority as a matter of law.

               (d) The Article 9 Collateral is owned by the Grantors free and clear of any Lien, except for Liens expressly permitted pursuant to
          Section 6.02 of each Credit Agreement. No Grantor has filed or consented to the filing of (i) any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any Article 9 Collateral, (ii) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Article 9 Collateral with the United States Patent and Trademark Office or the United States Copyright Office, (iii) any notice under the Assignment of Claims Act, or (iv) any assignment in which any Grantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Liens expressly permitted pursuant to Section 6.02 of each Credit Agreement. No Grantor holds any Commercial Tort Claims except as indicated on the Perfection Certificate.

          SECTION 4.03. COVENANTS. (a) Each Grantor agrees promptly to notify the Collateral Agent in writing of any change in (i) its legal name, (ii) its identity or type of organization or corporate structure, (iii) its Federal Taxpayer Identification Number or organizational identification number or (iv) in its jurisdiction of organization. Each Grantor agrees promptly to provide the Collateral Agent with certified organizational documents reflecting any of the changes described in the first sentence of this paragraph. Each Grantor agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected first priority security interest in all the Article 9 Collateral. Each Grantor agrees promptly to notify the Collateral Agent if any material portion of the Article 9 Collateral owned or held by such Grantor is damaged or destroyed.

          (b) Each Grantor agrees to (i) maintain, at its own cost and expense, such complete and accurate records with respect to the Article 9 Collateral owned by it as is consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which such Grantor is engaged and (ii) at such time or times as the Collateral Agent may reasonably request, promptly to prepare and deliver to the Collateral Agent a duly certified schedule or schedules in form and detail satisfactory to the Collateral Agent showing the identity, amount and location of any and all Article 9 Collateral.

          (c) Each year, at the time of delivery of annual financial statements with respect to the preceding fiscal year pursuant to Section 5.04(a) of each Credit Agreement, the Borrower shall deliver to the Collateral Agent a certificate executed by its chief legal officer and a Responsible Officer of the Borrower certifying that all Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings recordings or registrations, including all refilings, recordings and registrations, containing a description of the Article 9 Collateral have been filed of record in each governmental, municipal or other appropriate office in each jurisdiction identified pursuant to clause (a) of this Section 4.03 to the extent necessary to protect and perfect the Security Interest for a period of not less than 18 months after the date of such certificate (except as noted therein with respect to any continuation statements to be filed within such period). Each certificate delivered pursuant to this Section 4.03(c) shall identify in the format of Schedule III all registered, issued or otherwise material Intellectual Property (or with respect to which applications for issuance or registration are pending) of any Grantor in existence on the date thereof and not then listed on such Schedules or previously so identified to the Collateral Agent.

          (d) Each Grantor shall, at its own expense, take any and all actions necessary to defend title to the Article 9 Collateral against all persons and to defend the Security Interest of the Collateral Agent in the Article 9 Collateral and the priority thereof against any Lien not expressly permitted pursuant to
Section 6.02 of each Credit Agreement.

          (e) Each Grantor agrees, at its own expense, promptly to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time reasonably request to better assure, obtain, preserve, protect and perfect the Security Interest (to the extent the Security Interest may be assured, obtained, preserved, protected and/or perfected by such filing or other action) and the rights and remedies created hereby, including the payment of any fees and Taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing or continuation statements (including fixture filings) or other documents in connection herewith or therewith. If any amount payable to any Grantor under or in connection with any of the Article 9 Collateral shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be promptly pledged and delivered to the Collateral Agent, duly endorsed in a manner satisfactory to the Collateral Agent.

          Without limiting the generality of the foregoing, each Grantor hereby authorizes the Collateral Agent, with prompt notice thereof to the Grantors, to supplement this Agreement by supplementing Schedule III or adding additional schedules hereto to identify specifically any asset or item of a Grantor that may, in the Collateral Agent's reasonable judgment, constitute Copyrights, Licenses, Patents or Trademarks; provided that any Grantor shall have the right, exercisable within 15 days after it has been notified by the Collateral Agent of the specific identification of such Collateral, to advise the Collateral Agent in writing of any inaccuracy of the representations and warranties made by such Grantor hereunder with respect to such Collateral. Each Grantor agrees that it will use its commercially reasonable best efforts to take such action as shall be necessary in order that all representations and warranties hereunder shall be true and correct with respect to such Collateral within 30 days after the date it has been notified by the Collateral Agent of the specific identification of such Collateral.

          (f) The Collateral Agent and such persons as the Collateral Agent may designate shall have the right, at the applicable Grantor's own cost and expense, to inspect the Article 9 Collateral, all records related thereto (and to make extracts and copies from such records) and the premises upon which any of the Article 9 Collateral is located, to discuss the applicable Grantor's affairs with the officers of such Grantor and its independent accountants and to verify the existence, validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Article 9 Collateral, including, in the case of Accounts or other Article 9 Collateral in the possession of any third person, by contacting Account Debtors or the third person possessing such
Article 9 Collateral for the purpose of making such a verification. The Collateral Agent shall have the absolute right to share any information it gains from such inspection or verification with any Secured Party (it being understood that any such information shall be deemed to be "Information" for the purpose of the confidentiality provisions set forth in Section 9.16 of each Credit Agreement).

          (g) At its option, the Collateral Agent may discharge past due Taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Article 9 Collateral and not expressly permitted pursuant to Section 5.03 or Section 6.02 of each Credit Agreement, and may pay for the maintenance and preservation of the Article 9 Collateral to the extent any Grantor fails to do so as required by the Credit Agreements or this Agreement, and each Grantor jointly and severally agrees to reimburse the Collateral Agent on demand for any payment made or any expense incurred by the Collateral Agent pursuant to the foregoing authorization; provided, however, that nothing in this paragraph shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Collateral Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to Taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein or in the other Loan Documents.

          (h) If at any time any Grantor shall take a security interest in any property of an Account Debtor or any other person to secure payment and performance of an Account, such Grantor shall promptly assign such security interest to the Collateral Agent for the ratable benefit of the Secured Parties. Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the Account Debtor or other person granting the security interest.

          (i) As between each Grantor, the Collateral Agent and the Secured Parties, each Grantor shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Article 9 Collateral, all in accordance with the terms and conditions thereof, and each Grantor jointly and severally agrees to indemnify and hold harmless the Collateral Agent and the Secured Parties from and against any and all liability for such performance.

          (j) No Grantor shall make or permit to be made an assignment, pledge or hypothecation of the Article 9 Collateral or shall grant any other Lien in respect of the Article 9 Collateral or permit any notice to be filed under the Assignment of Claims Act, except, in each case, as expressly permitted by
Section 6.02 of each Credit Agreement. No Grantor shall make or permit to be made any transfer of the Article 9 Collateral and each Grantor shall remain at all times in possession or otherwise in control of the Article 9 Collateral owned by it, except as permitted by the Credit Agreements.

          (k) No Grantor will, without the Collateral Agent's prior written consent, grant any extension of the time of payment of any Accounts included in the Article 9 Collateral, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any person liable for the payment thereof or allow any credit or discount whatsoever thereon, other than extensions, credits, discounts, compromises, compoundings or settlements granted or made in the ordinary course of business and consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which such Grantor is engaged.

          (l) Each Grantor, at its own expense, shall maintain or cause to be maintained insurance covering physical loss or damage to the Inventory and Equipment in accordance with the requirements set forth in Section 5.02 of each Credit Agreement. Each Grantor irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Grantor's true and lawful agent (and attorney-in-fact) for the purpose, upon the occurrence and during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Article 9 Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that any Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or under the Credit Agreements or to pay any premium in whole or part relating thereto, the Collateral Agent may, without waiving or releasing any obligation or liability of any Grantor hereunder or any Default or Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Collateral Agent deems advisable. All sums disbursed by the Collateral Agent in connection with this paragraph, including attorneys' fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Grantors to the Collateral Agent and shall be additional Obligations secured hereby.

          (m) Each Grantor shall maintain, in form and manner satisfactory to the Collateral Agent, records of its Chattel Paper and its books, records and documents evidencing or pertaining thereto.

          SECTION 4.04. OTHER ACTIONS. In order to further insure the attachment, perfection and priority of, and the ability of the Collateral Agent to enforce, the Security Interest in the Article 9 Collateral, each Grantor agrees, in each case at such Grantor's own expense, to take the following actions with respect to the following Article 9 Collateral:

               (a) INSTRUMENTS. If any Grantor shall at any time hold or acquire any Instruments having a face amount in excess of $100,000, such Grantor shall forthwith endorse, assign and deliver the same to the Collateral Agent, accompanied by such undated instruments of endorsement, transfer or assignment duly executed in blank as the Collateral Agent may from time to time specify.

               (b) DEPOSIT ACCOUNTS. For each Deposit Account that any Grantor at any time opens or maintains in which more than $250,000 is held for more than ten consecutive Business Days, such Grantor shall, upon the Collateral Agent's request, either (i) cause the depositary bank to agree to comply at any time with instructions from the Collateral Agent to such depositary bank directing the disposition of funds from time to time credited to such Deposit Account, without further consent of such Grantor or any other person, pursuant to an agreement in form and substance satisfactory to the Collateral Agent, or (ii) arrange for the Collateral Agent to become the customer of the depositary bank with respect to the Deposit Account, with the Grantor being permitted, only with the consent of the Collateral Agent, to exercise rights to withdraw funds from such Deposit Account. The Collateral Agent agrees with each Grantor that the Collateral Agent shall not give any such instructions or withhold any withdrawal rights from any Grantor, unless an Event of Default has occurred and is continuing, or, after giving effect to any withdrawal, would occur. The provisions of this paragraph shall not apply to any Deposit Account for which any Grantor, the depositary bank and the Collateral Agent have entered into a cash collateral agreement specially negotiated among such Grantor, the depositary bank and the Collateral Agent for the specific purpose set forth therein.

               (c) INVESTMENT PROPERTY. Except to the extent otherwise provided in Article III, if any Grantor shall at any time hold or acquire any certificated securities, such Grantor shall forthwith endorse, assign and deliver the same to the Collateral Agent, accompanied by such undated instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time specify. If any securities now or hereafter acquired by any Grantor are uncertificated and are issued to such Grantor or its nominee directly by the issuer thereof, such Grantor shall promptly notify the Collateral Agent thereof and, at the Collateral Agent's request and option, pursuant to an agreement in form and substance satisfactory to the Collateral Agent, either (i) cause the issuer to agree to comply with instructions from the Collateral Agent as to such securities, without further consent of any Grantor or such nominee, or (ii) arrange for the Collateral Agent to become the registered owner of the securities. If any securities, whether certificated or uncertificated, or other Investment Property now or hereafter acquired by any Grantor are held by such Grantor or its nominee through a Securities Intermediary or Commodity Intermediary and the aggregate value of such Investment Property exceeds $250,000 for more than ten consecutive Business Days, such Grantor shall promptly notify the Collateral Agent thereof and, at the Collateral Agent's request and option, pursuant to an agreement in form and substance satisfactory to the Collateral Agent, either (i) cause such Securities Intermediary or Commodity Intermediary, as the case may be, to agree to comply with Entitlement Orders or other instructions from the Collateral Agent to such Securities Intermediary as to such securities or other Investment Property, or (as the case may be) to apply any value distributed on account of any commodity contract as directed by the Collateral Agent to such Commodity Intermediary, in each case without further consent of any Grantor or such nominee, or (ii) in the case of Financial Assets (as governed by Article 8 of the New York UCC) or other Investment Property held through a Securities Intermediary, arrange for the Collateral Agent to become the Entitlement Holder with respect to such Investment Property, with the Grantor being permitted, only with the consent of the Collateral Agent, to exercise rights to withdraw or otherwise deal with such Investment Property. The Collateral Agent agrees with each Grantor that the Collateral Agent shall not give any such Entitlement Orders or instructions or directions to any such issuer, Securities Intermediary or Commodity Intermediary, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by any Grantor, unless an Event of Default has occurred and is continuing, or, after giving effect to any such investment and withdrawal rights would occur. The provisions of this paragraph shall not apply to any Financial Assets credited to a Securities Account for which the Collateral Agent is the Securities Intermediary.

               (d) ELECTRONIC CHATTEL PAPER AND TRANSFERABLE RECORDS. If any Grantor at any time holds or acquires an interest in any Electronic Chattel Paper or any "transferable record", as that term is defined in
          Section 201 of the Federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, such Grantor shall promptly notify the Collateral Agent thereof and, at the request of the Collateral Agent, shall take such action as the Collateral Agent may request to vest in the Collateral Agent control under New York UCC Section 9-105 of such Electronic Chattel Paper or control under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. The Collateral Agent agrees with such Grantor that the Collateral Agent will arrange, pursuant to procedures satisfactory to the Collateral Agent and so long as such procedures will not result in the Collateral Agent's loss of control, for the Grantor to make alterations to the Electronic Chattel Paper or transferable record permitted under UCC Section 9-105 or, as the case may be, Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or Section 16 of the Uniform Electronic Transactions Act for a party in control to allow without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by such Grantor with respect to such Electronic Chattel Paper or transferable record.

               (e) LETTER-OF-CREDIT RIGHTS. If any Grantor is at any time a beneficiary under a letter of credit with a face amount in excess of $250,000 now or hereafter issued in favor of such Grantor, such Grantor shall promptly notify the Collateral Agent thereof and, at the request and option of the Collateral Agent, such Grantor shall, pursuant to an agreement in form and substance satisfactory to the Collateral Agent, either (i) arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to the Collateral Agent of the proceeds of any drawing under the letter of credit or
          (ii) arrange for the Collateral Agent to become the transferee beneficiary of the letter of credit, with the Collateral Agent agreeing, in each case, that the proceeds of any drawing under the letter of credit are to be paid to the applicable Grantor unless an Event of Default has occurred or is continuing.

               (f) COMMERCIAL TORT CLAIMS. If any Grantor shall at any time hold or acquire a Commercial Tort Claim in an amount reasonably estimated to exceed $250,000, the Grantor shall promptly notify the Collateral Agent thereof in a writing signed by such Grantor including a summary description of such claim and grant to the Collateral Agent, for the ratable benefit of the Secured Parties, in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Collateral Agent.

          SECTION 4.05. COVENANTS REGARDING PATENT, TRADEMARK AND COPYRIGHT COLLATERAL. (a) Each Grantor agrees that it will not, and will not permit any of its licensees to, do any act, or omit to do any act, whereby any Patent that is material to the conduct of the business of the Borrower and its Subsidiaries, taken as a whole, may become invalidated or dedicated to the public, and agrees that it shall continue to mark any products covered by a Patent with the relevant patent number to the extent necessary and sufficient, as determined in such Grantor's reasonable discretion, to establish and preserve its rights under applicable patent laws.

          (b) Each Grantor (either itself or through its licensees or its sublicensees) will, for each Trademark that is material to the conduct of the business of the Borrower and its Subsidiaries, taken as a whole, (i) maintain such Trademark in full force free from any claim of abandonment or invalidity for non-use, (ii) maintain the quality of products and services offered under such Trademark, (iii) display such Trademark with notice of Federal or foreign registration to the extent necessary and sufficient, as determined in such Grantor's reasonable discretion, to establish and preserve its rights under applicable law and (iv) not knowingly use or knowingly permit the use of such Trademark in violation of any third party rights.

          (c) Each Grantor (either itself or through its licensees or sublicensees) will, for each work covered by a Copyright that is material to the conduct of the business of the Borrower and its Subsidiaries, taken as a whole, continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice to the extent necessary and sufficient, as determined in such Grantor's reasonable discretion, to establish and preserve its rights under applicable copyright laws.

          (d) Each Grantor shall notify the Collateral Agent promptly if it knows or has reason to know that any Patent, Trademark or Copyright that is material to the conduct of the business of the Borrower and its Subsidiaries, taken as a whole, may become abandoned, lost or dedicated to the public, or of any adverse final determination (including any such determination in any proceeding in the United States Patent and Trademark Office, United States Copyright Office or any court or similar office of any country) regarding such Grantor's ownership of any Patent, Trademark or Copyright, its right to register the same, or its right to keep and maintain the same.

          (e) At least quarterly in respect of United States Patents, Trademarks and Copyrights, and annually in respect of non-United States Patents, Trademarks and Copyrights, each Grantor shall notify the Collateral Agent of all new applications filed by such Grantor, either itself or through any agent, employee, licensee or designee, for any Patent or for the registration of any Trademark or Copyright with the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, with respect to any of the same which is material to the conduct of the business of the Borrower and its Subsidiaries, taken as a whole, and shall, upon the request of the Collateral Agent, execute and deliver any and all agreements, instruments, documents and papers as the Collateral Agent may reasonably request to evidence the Security Interest in such Patent, Trademark or Copyright, and each Grantor hereby appoints the Collateral Agent as its attorney-in-fact (pursuant to and in accordance with Section 11.07) to execute and file such writings for the foregoing purposes.

          (f) Each Grantor will take all necessary steps that are consistent with the practice in any proceeding before the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, if consistent with good business judgment, to maintain and pursue each material application relating to the Patents, Trademarks and/or Copyrights of such Grantor (and to obtain the relevant grant or registration) and to maintain each issued Patent and each registration of the Trademarks and Copyrights that is material to the conduct of the business of the Borrower and its Subsidiaries, taken as a whole, including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if consistent with good business judgment, to initiate opposition, interference and cancellation proceedings against third parties.

          (g) In the event that any Grantor knows or has reason to believe that any Article 9 Collateral consisting of a Patent, Trademark or Copyright that is material to the conduct of the business of the Borrower and its Subsidiaries, taken as a whole, has been or is about to be infringed, misappropriated or diluted by a third person, such Grantor shall, if consistent with good business judgment, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as are appropriate under the circumstances to protect such Article 9 Collateral and shall promptly notify the Collateral Agent of the initiation of such suit and the facts and circumstances relevant thereto.

          (h) Upon the occurrence and during the continuance of an Event of Default, each Grantor shall use its commercially reasonable best efforts to obtain all requisite consents or approvals by the licensor of each Copyright License, Patent License or Trademark License to effect the assignment of all such Grantor's right, title and interest thereunder to the Collateral Agent, for the ratable benefit of the Secured Parties, or its designee.

                                   ARTICLE V

                                    REMEDIES

          SECTION 5.01. REMEDIES UPON DEFAULT. Upon the occurrence and during the continuance of an Event of Default, each Grantor agrees to deliver each item of Collateral to the Collateral Agent on demand, and it is agreed that the Collateral Agent shall have the right to take any of or all the following actions at the same or different times: (a) with respect to any Article 9 Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such
Article 9 Collateral by the applicable Grantor to the Collateral Agent

(for the ratable benefit of the Secured Parties), or to license or sublicense, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, any such Article 9 Collateral throughout the world on such terms and conditions and in such manner as the Collateral Agent shall determine (other than in violation of any then-existing licensing arrangements to the extent that consents and/or waivers cannot be obtained), and (b) with or without legal process and with or without prior notice or demand for performance, to take possession of the Article 9 Collateral and without liability for trespass to enter any premises where the Article 9 Collateral may be located for the purpose of taking possession of or removing the Article 9 Collateral and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, upon the occurrence and during the continuance of an Event of Default, each Grantor agrees that the Collateral Agent shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral at a public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. The Collateral Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

          The Collateral Agent shall give each applicable Grantor 10 days' written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 of the New York UCC or its equivalent in other jurisdictions) of the Collateral Agent's intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Agreement, any Secured Party may bid for or purchase, free (to the extent permitted by applicable law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by applicable law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 5.01 shall be deemed to conform to the commercially reasonable standards as provided in
Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions.

          SECTION 5.02. APPLICATION OF PROCEEDS. The Collateral Agent shall apply the proceeds of any collection, sale, foreclosure or other realization upon any Collateral, including any Collateral consisting of cash, and any payment under the guarantee contained in this Agreement, as well as at the time or times provided under Section 7.05, any amounts on deposit in the Special Trust Account, as follows:

          FIRST, to the payment of all costs and expenses incurred by the Administrative Agents or the Collateral Agent (in their respective capacities as such hereunder or under any other Loan Document) in connection with such collection, sale, foreclosure or realization or otherwise in connection with this Agreement, any other Loan Document or any of the Obligations, including all court costs and the fees and expenses of its agents and legal counsel, the repayment of all advances made by the Collateral Agent or either of the Administrative Agents hereunder or under any other Loan Document on behalf of any Grantor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

          SECOND, to the payment in full of Unfunded Advances/Participations (the amounts so applied to be distributed between or among the Administrative Agents, Swingline Lender and any Issuing Bank pro rata in accordance with the amounts of Unfunded Advances/Participations owed to them on the date of any such distribution);

          THIRD, to the payment in full of all other Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of the Obligations owed to them on the date of any such distribution); and

          FOURTH, to the Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

          The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

          SECTION 5.03. GRANT OF LICENSE TO USE INTELLECTUAL PROPERTY. For the purpose of enabling the Collateral Agent to exercise rights and remedies under this Agreement at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Collateral Agent an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to the Grantors), to use, license or sublicense any of the Article 9 Collateral consisting of Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license by the Collateral Agent may be exercised, at the option of the Collateral Agent, only upon the occurrence and during the continuation of an Event of Default; provided, however, that any license, sublicense or other transaction entered into by the Collateral Agent in accordance herewith shall be binding upon each Grantor notwithstanding any subsequent cure of an Event of Default.

          SECTION 5.04. SECURITIES ACT, ETC. In view of the position of the Grantors in relation to the Pledged Collateral, or because of other current or future circumstances, a question may arise under the U.S. Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the "FEDERAL SECURITIES LAWS") with respect to any disposition of the Pledged Collateral permitted hereunder. Each Grantor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Collateral Agent if the Collateral Agent were to attempt to dispose of all or any part of the Pledged Collateral, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Collateral Agent in any attempt to dispose of all or part of the Pledged Collateral under applicable "blue sky" or other state securities laws or similar laws analogous in purpose or effect. Each Grantor recognizes that in light of such restrictions and limitations the Collateral Agent may, with respect to any sale of the Pledged Collateral, limit the purchasers to those who will agree, among other things, to acquire such Pledged Collateral for their own account, for investment, and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that in light of such restrictions and limitations, the Collateral Agent, in its sole and absolute discretion (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Collateral or part thereof shall have been filed under the Federal Securities Laws and (b) may approach and negotiate with a limited number of potential purchasers (including a single potential purchaser) to effect such sale. Each Grantor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Collateral Agent shall incur no responsibility or liability for selling all or any part of the Pledged Collateral at a price that the Collateral Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a limited number of purchasers (or a single purchaser) were approached. The provisions of this
Section 5.04 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Collateral Agent sells.

          SECTION 5.05. PROVISIONS RELATING TO CASH COLLATERALIZATION OF L/C EXPOSURE UNDER REVOLVING LOAN CREDIT AGREEMENT. Each party hereto acknowledges that the Revolving Loan Credit Agreement contains provisions relating to the Borrower's obligation, upon the occurrence of a Revolving Loan Event of Default, to provide cash collateral in respect of the L/C Exposure thereunder at such time. Notwithstanding anything to the contrary set forth herein, any moneys deposited as cash collateral in any account established by the Collateral Agent in accordance with Section 2.22(j) of the Revolving Loan Credit Agreement shall
(a) be applied by the Collateral Agent at the direction of the Revolving Loan Administrative Agent to reimburse the Issuing Bank for L/C Disbursements for which it has not been reimbursed, (b) be held for the satisfaction of the reimbursement obligations of the Borrower for the L/C Exposure at such time and
(c) if the maturity of the any of the Loans has been accelerated (but subject to the consent of Revolving Lenders holding participations in outstanding Letters of Credit representing greater than 50% of the aggregate undrawn amount of all outstanding Letters of Credit), be applied to satisfy the Obligations.

                                   ARTICLE VI

     ACTS OF SECURED PARTIES AND AGENTS; NOTICES OF DEFAULT AND ACCELERATION

          SECTION 6.01. ACTS OF SECURED PARTIES AND AGENTS. All acts hereunder
(a) on the part of the Revolving Secured Parties shall be taken on their behalf by the

Revolving Loan Administrative Agent and (b) on the part of the Term Loan Secured Parties shall be taken on their behalf by the Term Loan Administrative Agent. Any request, demand, authorization, direction, notice, consent, waiver or other action permitted or required by this Agreement to be given or taken by any Secured Party or the Majority Secured Parties, by the Revolving Loan Administrative Agent on behalf of the Revolving Loan Secured Parties or by the Term Loan Administrative Agent on behalf of the Term Loan Secured Parties may be (and, at the request of the Collateral Agent, shall be) embodied in and evidenced by one or more instruments reasonably satisfactory in form to the Collateral Agent and signed by such Secured Party, the Majority Secured Parties, the Revolving Loan Administrative Agent on behalf of the Revolving Loan Secured Parties or the Term Loan Agent on behalf of the Term Loan Secured Parties, acting individually or on behalf of the applicable Secured Parties, as the case may be, and, except as otherwise expressly provided in any such instrument, any such action shall become effective when such instrument or instruments shall have been delivered to the Collateral Agent as provided herein. The instrument or instruments evidencing any action (and the action embodied therein and evidenced thereby) are sometimes referred to herein as an "ACT" of the persons signing such instrument or instruments. The Collateral Agent shall be entitled to rely absolutely upon (i) an Act of the Revolving Loan Administrative Agent if such Act purports to be taken by or on behalf of the Revolving Loan Secured Parties, (ii) an Act of the Term Loan Administrative Agent if such Act purports to be taken on behalf of the Term Loan Secured Parties and (iii) an Act of any Secured Party if given by such Secured Party, and nothing in this Section 6.01 or elsewhere in this Agreement shall be construed to require the Revolving Loan Administrative Agent or the Term Loan Administrative Agent to demonstrate that they have been authorized by the applicable Secured Parties to take any action which they purport to be taking on behalf of such Secured Parties, the Collateral Agent being entitled to rely conclusively without any independent investigation whatsoever, and being fully protected in so relying, on any Act of the Revolving Loan Administrative Agent on behalf of the Revolving Loan Secured Parties and on any Act of the Term Loan Administrative Agent on behalf of the Term Loan Secured Parties.

          SECTION 6.02. DETERMINATION OF EXISTENCE OF EVENTS OF DEFAULT AND ACCELERATION; NOTICES TO AGENTS. (a) The Revolving Loan Administrative Agent shall promptly notify the Collateral Agent of any Revolving Loan Event of Default of which it shall have been notified by any Revolving Loan Secured Party or any acceleration of any of the Revolving Loan Obligations, and the Term Loan Agent shall promptly notify the Collateral Agent of any Term Loan Event of Default of which it shall have been notified by any Term Loan Secured Party or any acceleration of any of the Term Loan Obligations; provided that failure to give any such notice shall not affect any rights or remedies of the Collateral Agent or any Secured Party hereunder or arising in connection with any such acceleration.

          (b) The Collateral Agent shall promptly (and in any event within three Business Days after the receipt thereof) notify the Revolving Loan Administrative Agent and the Term Loan Administrative Agent in the event it shall receive from the Term Loan Administrative Agent or the Revolving Loan Administrative Agent, as the case may be, (a) any notice of an Event of Default (a "NOTICE OF DEFAULT"), (b) any instructions to commence the exercise of remedies pursuant to Section 7.01(b), or (c) any notice of the acceleration of any Revolving Loan Obligations or Term Loan Obligations.

                                  ARTICLE VII

                        CERTAIN INTERCREDITOR PROVISIONS

          SECTION 7.01. ACTIONS UNDER THIS AGREEMENT. (a) By acceptance of the benefits of this Agreement, each of the Secured Parties shall be deemed irrevocably to confirm that the Collateral Agent shall have the authority to act as the exclusive agent of such Secured Party for enforcement of any provisions of this Agreement against any Loan Party and of any other Security Document against any "grantor", "guarantor" or "loan party" thereunder or the exercise of remedies hereunder or under any other Security Document and to agree that such Secured Party shall not take any action to enforce any provisions of this Agreement (including the guarantee contained herein) against any Grantor or of any of the other Security Documents against any "grantor", "guarantor" or "loan party" thereunder or to exercise any remedy hereunder or under any other Security Document.

          (b) The Collateral Agent shall not be obligated to take any action under this Agreement or the other Loan Documents except for the performance of such duties and obligations as are specifically set forth herein and in the other Loan Documents. The Collateral Agent shall take such actions and exercise such remedies hereunder and under the other Security Documents as it is from time to time instructed, in writing, to take or exercise by the Majority Secured Parties (or such greater number or percentage of the Secured Parties as shall be necessary under the circumstances as provided in Section 11.09 hereof), provided that such actions or such exercise of remedies is not inconsistent with or contrary to the provisions of this Agreement.

          SECTION 7.02. RESTRICTIONS ON ACTIONS. Each Secured Party agrees that, so long as any Obligations are outstanding, the provisions of this Agreement shall provide the exclusive method by which any Secured Party may exercise rights and remedies hereunder and under the other Security Documents in respect of the guarantees and the Collateral. Therefore, each Secured Party shall, for the mutual benefit of all Secured Parties, except as permitted under this
Agreement:

               (a) refrain from taking or filing any action, judicial or otherwise, to enforce any rights or pursue any remedy hereunder and under any other Security Document, except for delivering notices hereunder;

               (b) refrain from (i) selling any Obligations to the Borrower or any Affiliate of the Borrower and (ii) accepting any other guarantee of, or any other security for, the Obligations from any Grantor or its Affiliates, except for any guarantee or security granted to the Collateral Agent for the benefit of all Secured Parties; and

               (c) refrain from exercising any rights or remedies hereunder or under any other Security Document that have or may have arisen or which may arise as a result of an Event of Default;

provided, however, that nothing contained in this Section 7.02 shall prevent any Secured Party from (i) imposing a default rate of interest in accordance with the applicable Loan Documents, (ii) subject to the terms of the applicable Credit Agreement, accelerating the maturity of any Obligations or terminating any commitments under any Credit Agreement or, with respect to Revolving Loan Credit Agreement, exercising any right thereunder to demand cash collateral, in each case if any amounts received are paid over to the Collateral Agent to the extent required under Section 7.05 for deposit in the Special Trust Account,
(iii) raising any defenses in any action in which it has been made a party defendant or has been joined as a third party, except that the Collateral Agent may direct and control any defense directly relating to the Collateral or any one or more of the Security Documents, which shall be governed by the provisions of this Agreement, or (iv) exercising any right of setoff, recoupment or similar right (provided that such Secured Party shall promptly cause such amounts to be delivered to the Collateral Agent to the extent required under Section 7.05 for deposit in the Special Trust Account).

          SECTION 7.03. COOPERATION; ACCOUNTINGS. Each of the Secured Parties will, upon the reasonable request of the Collateral Agent, the Revolving Loan Administrative Agent or the Term Loan Administrative Agent, from time to time execute and deliver or cause to be executed and delivered such further instruments, and do and cause to be done such further acts, as may be necessary or proper to carry out more effectively the provisions of this Agreement. The Secured Parties agree to provide to each other upon reasonable request a statement of all payments received in respect of Obligations.

          SECTION 7.04. OTHER COLLATERAL. The Secured Parties agree that all of the provisions of this Agreement shall apply to any and all properties, assets and rights of the Grantors and their controlled Affiliates in which the Collateral Agent at any time acquires a security interest or Lien pursuant hereto, any other Security Document or any other Loan Document, including real property or rights in, on or over real property, notwithstanding any provision to the contrary in any mortgage, leasehold mortgage or other document purporting to grant or perfect any Lien in favor of the Secured Parties or any of them or the Collateral Agent for the benefit of the Secured Parties.

          SECTION 7.05. PREFERENTIAL PAYMENTS AND SPECIAL TRUST ACCOUNT. (a) Each Secured Party agrees that if it shall receive a Preferential Payment it will promptly, and in any event within three Business Days, notify the Collateral Agent and deliver all amounts received by it as part of such Preferential Payment to the Collateral Agent, which shall in turn deposit such amounts in the Special Trust Account.

          (b) If all Events of Default shall have been cured or waived, the Collateral Agent shall return the amounts held in the Special Trust Account with respect to such Preferential Payments, together with the interest earned thereon, to each Secured Party initially entitled thereto. No payment returned to a Secured Party for which such Secured

Party has been obligated to make a deposit into the Special Trust Account shall thereafter ever be characterized as a Preferential Payment.

          (c) If any of the Obligations have been accelerated, a Bankruptcy Proceeding has been commenced by or against the Borrower or the Collateral Agent has commenced to exercise remedies under this Agreement, then all funds, together with interest earned thereon, held in the Special Trust Account and all subsequent Preferential Payments shall be applied in accordance with the provisions of Section 5.02.

          SECTION 7.06. RESTORATION OF OBLIGATIONS. For the purposes of determining the amount of any outstanding Obligations, if any Secured Party is required to deposit any Preferential Payment in the Special Trust Account, then the obligations to which such Preferential Payment related shall be reinstated, as of the date of the deposit of such amount with the Collateral Agent, in the amount of such Preferential Payment and such obligations shall continue in full force and effect (and bear interest from such deposit date at the rate provided in the underlying document) as if such Secured Party had not received such payment. All such reinstated obligations shall be included as Obligations for purposes of allocating any payments under Section 5.02 and for applying the definition of Majority Secured Parties. If any such reinstated obligation shall not be allowed as a claim under the Bankruptcy Code due to the fact that the Preferential Payment has in fact been made or received, the Secured Parties shall make such other equitable arrangements for the purchase and sale of participations in the Obligations to effectuate the intent of this Section 7.06.

          SECTION 7.07. BANKRUPTCY PREFERENCES. If any payment to a Secured Party is subsequently invalidated, declared to be fraudulent or preferential or set aside and is required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, and such Secured Party has previously made a deposit in respect of such payment into the Special Trust Account pursuant to Section 7.05, then the Collateral Agent shall distribute to such Secured Party proceeds from the Special Trust Account in an amount equal to such deposit or so much thereof as is affected by such events and if, due to previous disbursements to the Secured Parties pursuant to Section 7.05(c), the proceeds in the Special Trust Account are insufficient for such purpose, then each other Secured Party shall pay to such Secured Party upon demand an amount equal to a ratable portion of such disbursements of the deposit which was distributed to each such Secured Party according to the aggregate amounts so distributed to each such Secured Party.

          SECTION 7.08. BANKRUPTCY PROCEEDINGS. The following provisions shall apply during any Bankruptcy Proceeding of Holdings or any Subsidiary:

               (a) The Collateral Agent shall represent all Secured Parties in connection with all matters directly relating to the Collateral, including, without limitation, any use, sale or lease of Collateral, use of cash collateral, request for relief from the automatic stay and request for adequate protection. The Collateral Agent shall act on the instructions of the Majority Secured Parties; provided that no such vote by the Majority

          Secured Parties shall treat the Term Loan Secured Parties differently with respect to rights in the Collateral from the Revolving Loan Secured Parties or vice versa.

               (b) Each Secured Party shall be free to act independently on any issue not affecting the Collateral. Each Secured Party shall give prior notice to the Collateral Agent of any such action that could materially affect the rights or interests of the Collateral Agent or the other Secured Parties to the extent that such notice is reasonably practicable. If such prior notice is not given, such Secured Party shall give prompt notice following any action taken hereunder.

               (c) Any proceeds of the Collateral received by any Secured Party as a result of, or during, any Bankruptcy Proceeding will be delivered promptly to the Collateral Agent for distribution in accordance with
          Section 5.02.

                                  ARTICLE VIII

                         CONCERNING THE COLLATERAL AGENT

          SECTION 8.01. APPOINTMENT OF COLLATERAL AGENT. Each of the Secured Parties hereby irrevocably appoints Credit Suisse to act, and Credit Suisse, agrees to act, as Collateral Agent for the Secured Parties pursuant to the terms of this Agreement and the other Loan Documents, and authorizes the Collateral Agent to take such actions on its behalf and to exercise such powers as are delegated to the Collateral Agent by the terms of this Agreement and the other Loan Documents, together with such actions and powers as are reasonably incidental thereto. Without limiting the generality of the foregoing, the Collateral Agent is hereby expressly authorized to execute any and all documents (including releases) with respect to the Collateral, and the rights of the Secured Parties with respect thereto, as contemplated by and in accordance with the provisions of this Agreement and the other Security Documents.

          SECTION 8.02. LIMITATIONS ON RESPONSIBILITY OF COLLATERAL AGENT. The Collateral Agent shall have no duties or obligations except those expressly set forth herein and in the other Loan Documents. Without limiting the generality of the foregoing, (a) the Collateral Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a default under any Loan Document has occurred and is continuing, (b) the Collateral Agent shall have no duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby that such agent is instructed in writing to exercise by the Majority Secured Parties (or such greater number or percentage of the Secured Parties as shall be necessary under the circumstances as provided in Section 11.09 hereof), and (c) except as expressly set forth herein and in the other Security Documents, the Collateral Agent shall have no duty to disclose, nor shall it be liable for the failure to disclose, any information relating to Holdings, the Borrower or any Subsidiary that is communicated to or obtained by the bank serving as the Collateral Agent or any of its Affiliates in any capacity. The

Collateral Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Majority Secured Parties (or such greater number or percentage of the Secured Parties as shall be necessary under the circumstances as provided in Section 11.09 hereof) or in the absence of its own gross negligence or willful misconduct. The Collateral Agent shall be deemed to have no knowledge of any default under any Loan Document unless and until written notice thereof is given to the Collateral Agent by any Secured Party or any Loan Party, and the Collateral Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document or (iii) the validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, other than to confirm receipt of items expressly required to be delivered to such agent.

          SECTION 8.03. RELIANCE BY COLLATERAL AGENT; INDEMNITY AGAINST LIABILITIES, ETC. (a) The Collateral Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper person. The Collateral Agent may also rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper person, and shall not incur any liability for relying thereon. The Collateral Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

          (b) The Collateral Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by it. The Collateral Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Collateral Agent and any such sub-agent, and shall apply to their respective activities in connection with activities as such agent.

          SECTION 8.04. RESIGNATION OF THE COLLATERAL AGENT. Subject to the appointment and acceptance of a successor Collateral Agent as provided below, the Collateral Agent may resign at any time by notifying the Borrower, the Revolving Loan Administrative Agent and the Term Loan Administrative Agent. Upon any such resignation, the Majority Secured Parties shall have the right to appoint a successor. If no successor shall have been so appointed by the Majority Secured Parties and shall have accepted such appointment within 60 days after the retiring Collateral Agent gives notice of its resignation, then the retiring Collateral Agent may, on behalf of the Secured Parties, appoint a successor agent which shall be a commercial bank with an office in New York, New York, organized under the laws of the United States of America, any State thereof or the District of Columbia and having a combined capital and surplus of at least $500,000,000, or an Affiliate of any such bank. Unless otherwise agreed to by the

Borrower, there shall only be one Collateral Agent at any time. Upon the acceptance of its appointment as the Collateral Agent by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent, and the retiring Collateral Agent shall be discharged from its duties and obligations hereunder. Such appointment and designation shall be full evidence of the right and authority of such successor Collateral Agent to act as Collateral Agent hereunder, and all Collateral, power, trusts, duties, documents, rights and authority of the retiring Collateral Agent shall rest in the successor Collateral Agent, without any further deed or conveyance. The retiring Collateral Agent shall, nevertheless, on the written request of the Majority Secured Parties or successor Collateral Agent, execute and deliver any other such instrument transferring to such successor Collateral Agent all the Collateral, properties, rights, power, trust, duties, authority and title of such retiring Collateral Agent without any representations or warranties from the retiring Collateral Agent to the successor Collateral Agent or the Secured Parties. The Grantors shall execute and deliver any and all documents, conveyances or instruments requested by the Majority Secured Parties or the retiring Collateral Agent to reflect such transfer to the successor Collateral Agent. After the Collateral Agent's resignation hereunder, the provisions of this Article XIII and Section 11.06 shall continue in effect for the benefit of such retiring Collateral Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while acting as Collateral Agent.

          SECTION 8.05. DETERMINATION OF AMOUNTS OF OBLIGATIONS. Whenever the Collateral Agent is required to determine the existence or amount of any of the Obligations or the existence of any Event of Default for any purposes of this Agreement, it shall request written certification of such existence or amount from the Revolving Loan Administrative Agent or the Term Loan Administrative Agent, as applicable, and shall be entitled to make such determination on the basis of such certification; provided, however, that if, notwithstanding the request of the Collateral Agent, the Revolving Loan Administrative Agent or the Term Loan Administrative Agent, as applicable, shall fail or refuse reasonably promptly to certify as to the existence or amount of any Obligation or the existence of any Event of Default, the Collateral Agent shall be entitled to determine such existence or amount by such method as the Collateral Agent may, in the exercise of its good faith judgment, determine, including by reliance upon a certificate of the Borrower. The Collateral Agent may rely conclusively, and shall be fully protected in so relying, on any determination made by it in accordance with the provisions of the preceding sentence (or as otherwise directed by a court of competent jurisdiction) and shall have no liability to the Borrower, any holder of any Obligation or any other person as a result of such determination or any action taken pursuant thereto.

          SECTION 8.06. AUTHORIZED INVESTMENTS. Any and all funds held by the Collateral Agent in its capacity as Collateral Agent, whether pursuant to any provision hereof or of any other Security Document or otherwise, shall to the extent reasonably practicable be invested by the Collateral Agent within a reasonable time in Cash Equivalent Investments. Any interest earned on such funds shall be disbursed in accordance with Section 5.02 or Section 7.05, as applicable. The Collateral Agent may hold any such funds in a common interest-bearing account. To the extent that the interest rate payable with respect to any such account varies over time, the Collateral Agent may use an average interest rate in making the interest allocations among the respective Secured Parties. The Collateral Agent shall have no duty to select investments which provide a maximum return. In the absence of gross negligence or willful misconduct, the Collateral Agent shall not be responsible for any loss of any funds invested in accordance with this Section 8.06.

          SECTION 8.07. CERTAIN POWERS RELATING TO COLLATERAL. Notwithstanding any other provision set forth herein or any other Loan Document, nothing in this Agreement or any other Loan Document shall require the creation or perfection of pledges of or security interests in, or the obtaining of title insurance or surveys with respect to, particular assets of Grantors if and for so long as, in the judgment of the Collateral Agent, the cost of creating or perfecting, or difficulties associated with holding or enforcing, such pledges or security interests in such assets or obtaining title insurance or surveys in respect of such assets shall be excessive in view of the benefits to be obtained by the Secured Parties therefrom. The Collateral Agent may grant extensions of time for the perfection of security interests in or the obtaining of title insurance with respect to particular assets (including extensions beyond the Closing Date for the perfection of security interests in the assets of the Grantors on such date) where it determines that perfection cannot be accomplished without undue effort or expense by the time or times at which it would otherwise be required by this Agreement or the Loan Documents.

                                   ARTICLE IX

                         REPRESENTATIONS AND WARRANTIES

          Each party hereto represents and warrants to the other parties hereto that (a) the execution, delivery and performance by it of this Agreement (i) have been duly authorized by all requisite action on its part and (ii) will not contravene any provision of its organizational documents or any law or regulation or order of any court or other governmental authority having applicability to it, and (b) this Agreement has been duly executed and delivered by it and constitutes its legal, valid, binding and enforceable obligation, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding thereof may be brought. Each Revolving Lender shall be deemed to have represented to the other parties hereto that this Agreement has been duly executed and delivered by the Revolving Loan Administrative Agent on its behalf and constitutes its legal, valid, binding and enforceable obligation, and each Term Lender shall be deemed to have represented to the other parties hereto that this Agreement has been duly executed and delivered by the Term Loan Administrative Agent on its behalf and constitutes its legal, valid, binding and enforceable obligation.

                                   ARTICLE X

                    INDEMNITY, SUBROGATION AND SUBORDINATION

          SECTION 10.01. INDEMNITY AND SUBROGATION. In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 10.03), the Borrower agrees that (a) in the event a payment shall be made by any Guarantor under this Agreement, the Borrower shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the person to whom such payment shall have been made to the extent of such payment and (b) in the event any assets of any Guarantor shall be sold pursuant to this Agreement or any other Security Document to satisfy in whole or in part a claim of any Secured Party, the Borrower shall indemnify such Guarantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.

          SECTION 10.02. CONTRIBUTION AND SUBROGATION. Each Guarantor (a "CONTRIBUTING GUARANTOR") agrees (subject to Section 10.03) that, in the event a payment shall be made by any other Guarantor hereunder in respect of any Obligation, or assets of any other Guarantor shall be sold pursuant to any Security Document to satisfy any Obligation owed to any Secured Party, and such other Guarantor (the "CLAIMING GUARANTOR") shall not have been fully indemnified by the Borrower as provided in Section 10.01, the Contributing Guarantor shall indemnify the Claiming Guarantor in an amount equal to (i) the amount of such payment or (ii) the greater of the book value or the fair market value of such assets, as the case may be, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Guarantor on the date hereof and the denominator shall be the aggregate net worth of all the Guarantors on the date hereof (or, in the case of any Guarantor becoming a party hereto pursuant to Section 11.16, the date of the supplement hereto executed and delivered by such Guarantor). Any Contributing Guarantor making any payment to a Claiming Guarantor pursuant to this Section 10.02 shall be subrogated to the rights of such Claiming Guarantor under Section 10.01 to the extent of such payment.

          SECTION 10.03. SUBORDINATION. (a) Notwithstanding any provision of this Agreement to the contrary, all rights of the Guarantors under Sections
10.01 and 10.02 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Obligations. No failure on the part of the Borrower or any Guarantor to make the payments required by Sections 10.01 and 10.02 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor with respect to its obligations hereunder, and each Guarantor shall remain liable for the full amount of its obligations hereunder.

          (b) The Borrower and each Guarantor hereby agree that all Indebtedness and other monetary obligations owed by it to the Borrower, any Subsidiary or any Guarantor shall be fully subordinated to the indefeasible payment in full in cash of the Obligations.

                                   ARTICLE XI

                                  MISCELLANEOUS

          SECTION 11.01. NOTICES. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of each Credit Agreement. All communications and notices hereunder to any Guarantor shall be given to it in care of the Borrower as provided in Section 9.01 of each Credit Agreement.

          SECTION 11.02. SECURITY INTEREST ABSOLUTE. All rights of the Collateral Agent hereunder, the Security Interest, the grant of a security interest in the Pledged Collateral and all obligations of each Grantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of either Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Agreement, any other Loan Document or any other agreement or instrument relating to the foregoing, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Obligations or this Agreement.

          SECTION 11.03. SURVIVAL OF AGREEMENT. All covenants, agreements, representations and warranties made by the Grantors in the Loan Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Lenders and the Issuing Bank and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any Lender or Issuing Bank or on their behalf and notwithstanding that the Collateral Agent, any Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the applicable Credit Agreement, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under any Loan Document is outstanding and unpaid or the aggregate L/C Exposure does not equal zero and so long as the Commitments have not expired or terminated.

          SECTION 11.04. BINDING EFFECT; SEVERAL AGREEMENT. This Agreement shall become effective as to any Grantor when a counterpart hereof executed on behalf of such Grantor shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Grantor and the Collateral Agent and their respective permitted successors and assigns, and shall inure to the benefit of such Grantor, the Collateral Agent and the other Secured Parties and their respective successors and assigns, except that no Grantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated or permitted by this Agreement or the Credit Agreements. This Agreement shall be construed as a separate agreement with respect to each Grantor and may be amended, modified, supplemented, waived or released with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder.

          SECTION 11.05. SUCCESSORS AND ASSIGNS. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Grantor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

          SECTION 11.06. COLLATERAL AGENT'S FEES AND EXPENSES; INDEMNIFICATION.
(a) The parties hereto agree that the Collateral Agent shall be entitled to reimbursement of its expenses incurred hereunder as provided in Section 9.05 of each Credit Agreement.

          (b) Without limitation of its indemnification obligations under the other Loan Documents, each Grantor jointly and severally agrees to indemnify the Collateral Agent and the other indemnitees against, and hold each indemnitee harmless from, any and all losses, claims, damages, liabilities, and related out of pocket expenses, including the fees, charges and disbursements of not more than one counsel in each relevant jurisdiction (unless any indemnitee asserts in good faith that the nature of its claims requires it to be represented by separate counsel), reasonably incurred by or asserted against any indemnitee arising out of, in any way connected with, or as a result of, the execution, delivery or performance of this Agreement or any agreement or instrument contemplated hereby or any claim, litigation, investigation or proceeding relating to any of the foregoing or to the Collateral, regardless of whether any indemnitee is a party thereto or whether initiated by a third party or by a Grantor or any Affiliate thereof; provided, however, that such indemnity shall not, as to any indemnitee, be available for such losses, claims, damages, liabilities or related expenses (x) to the extent determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted primarily from the gross negligence or willful misconduct of such indemnitee,
(y) arising from such indemnitee's material breach of this Agreement or any other Loan Document or (z) arising out of any claim, litigation, investigation or proceeding that does not involve an act or omission of the Borrower or any of its Affiliates and that is brought by an indemnitee against any other indemnitee (other than the Administrative Agents, the Collateral Agent or any bookrunner or lead arranger for the Credit Facilities, in each case, in its capacity as such). To the extent permitted by applicable law, no Grantor shall assert, and each Grantor hereby waives any claim against any indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or Letter of Credit or the use of proceeds thereof.

          (c) Any such amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents. The provisions of this Section 11.06 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Collateral Agent or any other Secured Party. All amounts due under this Section 7.06 shall be payable on written demand therefor and shall bear interest, on and from the date of demand, at the rate specified in Section 2.06(a) of the Term Loan Credit Agreement.

          SECTION 11.07. COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT. Each Grantor hereby appoints the Collateral Agent as the attorney-in-fact of such Grantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Collateral Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Collateral Agent's name or in the name of such Grantor (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof, (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral, (c) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral, (d) to send verifications of Accounts Receivable to any Account Debtor, (e) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral, (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral, (g) to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the Collateral Agent and (h) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement in accordance with its terms, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes; provided, however, that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

          SECTION 11.08. APPLICABLE LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

          SECTION 11.09. WAIVERS; AMENDMENT. (a) No failure or delay by the Collateral Agent in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent hereunder and under the other Security Documents are cumulative and are not exclusive of any rights or remedies that it would otherwise have. No waiver of any provision of any Security Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 11.09, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances.

          (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Grantor with respect to which such waiver, amendment or modification is to apply and consented to by the Majority Secured Parties; provided, however, that (i) any amendment or waiver of this Agreement that by its terms adversely affects the rights of the Revolving Loan Secured Parties differently from those of the Term Loan Secured Parties shall require the prior written consent of Required Lenders (as defined in the Revolving Loan Credit Agreement), and any amendment or waiver of this Agreement that by its terms adversely affects the rights of the Term Loan Secured Parties differently from those of the Revolving Loan Secured Parties shall require the prior written consent of the Required Lenders (as defined in the Term Loan Credit Agreement), (ii) except as expressly provided in Section 11.15, any amendment or waiver having the effect of a release of any guarantee hereunder or all or substantially all of the Collateral from the Lien hereunder, and any termination of this Agreement, in each case, shall require the prior written consent of each Lender, (iii) any amendment to the Security Documents that directly or indirectly narrows the description of the Collateral or the obligations being secured thereby, changes the priority of payments to the Secured Parties hereunder or under any other Security Document, amends the definition of "Majority Secured Parties" or amends this Section 11.09 may be not made without the prior written consent of each Lender and (iv) provisions solely affecting the rights of the Secured Parties among themselves may be amended or waived without the consent of any Grantor.

          SECTION 11.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO

REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11.10.

          SECTION 11.11. SEVERABILITY. In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

          SECTION 11.12. COUNTERPARTS. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section
11.04. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

          SECTION 11.13. HEADINGS. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

          SECTION 11.14. JURISDICTION; CONSENT TO SERVICE OF PROCESS. (a) Each of the Grantors hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America, sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the Grantors hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the Grantors agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Collateral Agent, the Administrative Agents, Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Grantor or its properties in the courts of any jurisdiction.

          (b) Each of the Grantors hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (a) of this Section 11.14. Each of the Grantors hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

          (c) Each of the Grantors hereby irrevocably consents to service of process in the manner provided for notices in Section 11.01. Nothing in this Agreement or any other Loan Document will affect the right of the Collateral Agent to serve process in any other manner permitted by law.

          SECTION 11.15. TERMINATION OR RELEASE. (a) This Agreement, the Guarantees, the Security Interest, the pledge of the Pledged Collateral and all other security interests granted hereby shall terminate when all the Loan Document Obligations have been indefeasibly paid in full and the Lenders have no further commitment to lend under the Credit Agreements, the aggregate L/C Exposure has been reduced to zero and the Issuing Bank has no further obligation to issue Letters of Credit under the Credit Agreements.

          (b) A Subsidiary Guarantor shall automatically be released from its obligations hereunder and the Security Interests created hereunder in the Collateral of such Subsidiary Guarantor shall be automatically released upon the consummation of any transaction permitted by the Credit Agreements as a result of which such Subsidiary Guarantor ceases to be a Subsidiary.

          (c) Upon any sale or other transfer by any Grantor of any Collateral that is permitted under the Credit Agreements to any person that is not the Borrower or a Guarantor, or, upon the effectiveness of any written consent to the release of the Security Interest granted hereby in any Collateral pursuant to Section 9.08 of each Credit Agreement, the Security Interest in such Collateral shall be automatically released.

          (d) In connection with any termination or release pursuant to paragraph (a), (b) or (c) above, the Collateral Agent shall promptly execute and deliver to any Grantor, at such Grantor's expense, all Uniform Commercial Code termination statements and similar documents that such Grantor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 11.15 shall be without recourse to or representation or warranty by the Collateral Agent or any Secured Party. Without limiting the provisions of Section 11.06, the Borrower shall reimburse the Collateral Agent upon demand for all costs and out of pocket expenses, including the fees, charges and expenses of counsel, incurred by it in connection with any action contemplated by this Section 11.15.

          SECTION 11.16. ADDITIONAL SUBSIDIARIES. Pursuant to Section 5.12 of each Credit Agreement, each Subsidiary (other than an Unrestricted Subsidiary) that was not in existence or not a Subsidiary on the Closing Date is required to enter into this

Agreement as a Guarantor and a Grantor upon becoming such a Subsidiary. Upon execution and delivery by the Collateral Agent and such Subsidiary of a supplement in the form of Exhibit A hereto, such Subsidiary shall become a Guarantor and a Grantor hereunder with the same force and effect as if originally named as a Guarantor and a Grantor herein. The execution and delivery of any such instrument shall not require the consent of any other Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

          SECTION 11.17. RIGHT OF SETOFF. If an Event of Default shall have occurred and is continuing, each Secured Party is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all Collateral (including any deposits (general or special, time or demand, provisional or final)) at any time held and other obligations at any time owing by such Secured Party to or for the credit or the account of any Grantor against any and all of the obligations of such Grantor now or hereafter existing under this Agreement and the other Loan Documents held by such Secured Party, irrespective of whether or not such Secured Party shall have made any demand under this Agreement or any other Loan Document and although such obligations may be unmatured. The rights of each Secured Party under this
Section 11.17 are in addition to other rights and remedies (including other rights of setoff) which such Secured Party may have.

                [Remainder of this page intentionally left blank]

          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                        NETWORK COMMUNICATIONS, INC.


                                        by /s/ Gerard Parker
                                           -------------------------------------
                                        Name: Gerard Parker
                                              ----------------------------------
                                        Title: CFO
                                               ---------------------------------


                                        GALLARUS MEDIA HOLDINGS, INC.


                                        by /s/ Gerard Parker
                                           -------------------------------------
                                        Name: Gerard Parker
                                              ----------------------------------
                                        Title: CFO
                                               ---------------------------------


                                        CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as
                                        Collateral Agent


                                        by /s/ Bill O'Daly
                                           -------------------------------------
                                        Name: Bill O'Daly
                                              ----------------------------------
                                        Title: Director
                                               ---------------------------------


                                        by /s/ Cassandra Droogan
                                           -------------------------------------
                                        Name: Cassandra Droogan
                                              ----------------------------------
                                        Title: Associate
                                               ---------------------------------


                                        CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as
                                        Revolving Loan Administrative Agent


                                        by /s/ Bill O'Daly
                                           -------------------------------------
                                        Name: Bill O'Daly
                                              ----------------------------------
                                        Title: Director
                                               ---------------------------------


                                        by /s/ Cassandra Droogan
                                           -------------------------------------
                                        Name: Cassandra Droogan
                                              ----------------------------------
                                        Title: Associate
                                               ---------------------------------

                                        CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as
                                        Term Loan Administrative Agent


                                        by /s/ Bill O'Daly
                                           -------------------------------------
                                        Name: Bill O'Daly
                                              ----------------------------------
                                        Title: Director
                                               ---------------------------------


                                        by /s/ Cassandra Droogan
                                           -------------------------------------
                                        Name: Cassandra Droogan
                                              ----------------------------------
                                        Title: Associate
                                               ---------------------------------

                                                                   Schedule I to
                                                               the Guarantee and
                                                            Collateral Agreement

                                   GUARANTORS

                                [To be provided]

                                                                  Schedule II to
                                                               the Guarantee and
                                                            Collateral Agreement

                                EQUITY INTERESTS

                                       Number and     Percentage
          Number of    Registered       Class of       of Equity
Issuer   Certificate      Owner     Equity Interest    Interests
------   -----------   ----------   ---------------   ----------


                            PLEDGED DEBT SECURITIES

         Principal
Issuer     Amount    Date of Note   Maturity Date
------   ---------   ------------   -------------


                                                                 Schedule III to
                                                               the Guarantee and
                                                            Collateral Agreement

                   U.S. COPYRIGHTS OWNED BY [NAME OR GRANTOR]

[Make a separate page of Schedule III for each Grantor and state if no copyrights are owned. List in numerical order by Registration No.]

                          U.S. Copyright Registrations

Title   Reg. No.   Author
-----   --------   ------


              Pending U.S. Copyright Applications for Registration

Title   Author   Class   Date Filed
-----   ------   -----   ----------


                        Non-U.S. Copyright Registrations

[List in alphabetical order by country/numerical order by Registration No. within each country.]

Country   Title   Reg. No.   Author
-------   -----   --------   ------


            Non-U.S. Pending Copyright Applications for Registration

[List in alphabetical order by country.]

Country   Title   Author   Class   Date Filed
-------   -----   ------   -----   ----------


                                                                           III-2


                                    LICENSES

[Make a separate page of Schedule III for each Grantor, and state if any Grantor is not a party to a license/sublicense.]

I. Licenses/Sublicenses of [Name of Grantor] as Licensor/Sublicensor on Date Hereof

A.   Copyrights

[List U.S. copyrights in numerical order by Registration No. List non-U.S. copyrights by country in alphabetical order with Registration Nos. within each country in numerical order.]

                                 U.S. Copyrights

                                    Title of
Licensee Name   Date of License/      U.S.
 and Address       Sublicense      Copyright   Author   Reg. No.
-------------   ----------------   ---------   ------   --------


                               Non-U.S. Copyrights

                            Date of      Title of
          Licensee Name     License/     Non-U.S.
Country    and Address    Sublicensee   Copyrights   Author   Reg. No.
-------   -------------   -----------   ----------   ------   --------


                                                                           III-3


B. Patents

[List U.S. patent Nos. and U.S. patent application Nos. in numerical order. List non-U.S. patent Nos. and non-U.S. application in alphabetical order by country, with numbers within each country in numerical order.]

                                  U.S. Patents

Licensee Name   Date of License/
 and Address       Sublicense      Issue Date   Patent No.
-------------   ----------------   ----------   ----------


                            U.S. Patent Applications

Licensee Name   Date of License/
 and Address       Sublicense      Date Filed   Application No.
-------------   ----------------   ----------   ---------------


                                Non-U.S. Patents

          Licensee Name   Date of License/   Issue    Non-U.S.
Country    and Address       Sublicense       Date   Patent No.
-------   -------------   ----------------   -----   ----------


                          Non-U.S. Patent Applications

          Licensee Name   Date of License/    Date
Country    and Address       Sublicense      Filed   Application No.
-------   -------------   ----------------   -----   ---------------


                                                                           III-4


C. Trademarks

[List U.S. trademark Nos. and U.S. trademark application Nos. in numerical order. List non-U.S. trademark Nos. and non-U.S. application Nos. with trademark Nos. within each country in numerical order.]

                                 U.S. Trademarks

Licensee Name   Date of License/
 and Address       Sublicense      U.S. Mark   Reg. Date    Reg. No.
-------------   ----------------   ---------   ----------   --------


                           U.S. Trademark Applications

Licensee Name   Date of License/
 and Address       Sublicense      U.S. Mark   Date Filed   Application No.
-------------   ----------------   ---------   ----------   ---------------


                               Non-U.S. Trademarks

          Licensee Name   Date of License/   Non-U.S.
Country    and Address       Sublicense        Mark     Reg. Date   Reg. No.
-------   -------------   ----------------   --------   ---------   --------


                         Non-U.S. Trademark Applications

          Licensee Name   Date of License/   Non-U.S.    Date
Country    and Address       Sublicense        Mark     Filed   Application No.
-------   -------------   ----------------   --------   -----   ---------------


                                                                           III-5


D. Others

Licensee Name   Date of License/   Subject
 and Address       Sublicense       Matter
-------------   ----------------   -------


                                                                           III-6


II. Licenses/Sublicenses of [Name of Grantor] as Licensee/Sublicensee on Date Hereof

A.   Copyrights

[List U.S. copyrights in numerical order by Registration No. List non-U.S. copyrights by country in alphabetical order, with Registration Nos. within each country in numerical order.]

                                 U.S. Copyrights

Licensor Name and   Date of License/      Title of
     Address           Sublicense      U.S. Copyright   Author   Reg. No.
-----------------   ----------------   --------------   ------   --------


                               Non-U.S. Copyrights

                            Date of      Title of
          Licensor Name     License/     Non-U.S.
Country    and Address    Sublicensee   Copyrights   Author   Reg. No.
-------   -------------   -----------   ----------   ------   --------


                                                                           III-7


B.   Patents

[List U.S. patent Nos. and U.S. patent application Nos. in numerical order. List non-U.S. patent Nos. and non-U.S. application Nos. in alphabetical order by country with patent Nos. within each country in numerical order.]

                                  U.S. Patents

                  Date of
Licensor Name    License/
 and Address    Sublicense   Issue Date   Patent No.
-------------   ----------   ----------   ----------


                            U.S. Patent Applications

Licensor Name   Date of License/
 and Address       Sublicense      Date Filed   Application No.
-------------   ----------------   ----------   ---------------


                                Non-U.S. Patents

          Licensor Name   Date of License/   Issue    Non-U.S.
Country    and Address       Sublicense       Date   Patent No.
-------   -------------   ----------------   ----    ----------


                          Non-U.S. Patent Applications

          Licensor Name   Date of License/    Date
Country    and Address       Sublicense      Filed   Application No.
-------   -------------   ----------------   -----   ---------------


                                                                           III-8


C.   Trademarks

[List U.S. trademark Nos. and U.S. trademark application Nos. in numerical order. List non-U.S. trademark Nos. and non-U.S. application Nos. with trademark Nos. within each country in numerical order.]

                                 U.S. Trademarks

Licensor Name   Date of License/
 and Address       Sublicense      U.S. Mark   Reg. Date   Reg. No.
-------------   ----------------   ---------   ---------   --------


                           U.S. Trademark Applications

Licensor Name   Date of License/                Date
 and Address       Sublicense      U.S. Mark   Filed   Application No.
-------------   ----------------   ---------   -----   ---------------


                               Non-U.S. Trademarks

          Licensor Name   Date of License/   Non-U.S.
Country    and Address       Sublicense        Mark     Reg. Date   Reg. No.
-------   -------------   ----------------   --------   ---------   --------


                         Non-U.S. Trademark Applications

          Licensor Name   Date of License/   Non-U.S.    Date
Country    and Address       Sublicense        Mark     Filed   Application No.
-------   -------------   ----------------   --------   -----   ---------------


                                                                           III-9


D. Others

                            Date of License/
Licensor Name and Address      Sublicense      Subject Matter
-------------------------   ----------------   --------------


                                                                          III-10


                       PATENTS OWNED BY [NAME OF GRANTOR]

[Make a separate page of Schedule III for each Grantor and state if no patents are owned. List in numerical order by Patent No./Patent Application No.]

                            U.S. Patent Registrations

Patent No.   Issue Date
----------   ----------


                            U.S. Patent Applications

Patent Application No.   Filing Date
----------------------   -----------


                          Non-U.S. Patent Registrations

[List non-U.S. patents and non-U.S. patent applications by country in alphabetical order, with patent Nos. and patent application Nos. within each country in numerical order.]

Country   Issue Date   Patent No.
-------   ----------   ----------


                          Non-U.S. Patent Applications

Country   Filing Date   Patent Application No.
-------   -----------   ----------------------


                                                                          III-11


                TRADEMARK/TRADE NAMES OWNED BY [NAME OF GRANTOR]

[Make a separate page of Schedule III for each Grantor and state if no trademarks/trade names are owned. List in numerical order by trademark registration/application No.]

                          U.S. Trademark Registrations

Mark   Reg. Date   Reg. No.
----   ---------   --------


                           U.S. Trademark Applications

Mark   Filing Date   Application No.
----   -----------   ---------------


                          State Trademark Registrations

[List in alphabetical order by state/numerical order by trademark No. within each state]

State   Mark   Filing Date   Application No.
-----   ----   -----------   ---------------


                        Non-U.S. Trademark Registrations

[List non-U.S. trademarks and non-U.S. trademark applications by country in alphabetical order, with Registration Nos. and application Nos. within each country in numerical order.]

Country   Mark   Reg. Date   Reg. No.
-------   ----   ---------   --------


                                                                          III-12


                         Non-U.S. Trademark Applications

Country   Mark   Application Date   Application No.
-------   ----   ----------------   ---------------


                                   Trade Names

Country(s) Where Used   Trade Names
---------------------   -----------


                                                                Exhibit A to the
                                                                   Guarantee and
                                                            Collateral Agreement

                    SUPPLEMENT NO. [_____] (this "SUPPLEMENT") dated as of
               [_____], to the Guarantee, Collateral and Intercreditor Agreement dated as of November 30, 2005 (the "GUARANTEE, COLLATERAL AND INTERCREDITOR AGREEMENT"), among NETWORK COMMUNICATIONS, INC., a Georgia corporation (the "BORROWER"), GALLARUS MEDIA HOLDINGS, INC.., a Delaware corporation ("HOLDINGS"), each Subsidiary of the Borrower from time to time party thereto (each such subsidiary and Holdings individually a "GUARANTOR" and collectively, the "GUARANTORS"; the Guarantors, Holdings and the Borrower are referred to collectively herein as the "GRANTORS"), CREDIT SUISSE ("CREDIT SUISSE"), as collateral agent (in such capacity, the "COLLATERAL AGENT") for the Secured Parties (as defined therein), CREDIT SUISSE, as administrative agent for the Revolving Lenders (in such capacity, the "REVOLVING LOAN ADMINISTRATIVE AGENT"), and CREDIT SUISSE, as administrative agent for the Term Lenders (in such capacity, the "TERM LOAN ADMINISTRATIVE AGENT").

          A. Reference is made to (a) the Revolving Loan Credit Agreement dated as of November 30, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the "REVOLVING LOAN CREDIT AGREEMENT"), among the Borrower, Holdings, the lenders from time to time party thereto (the "REVOLVING LENDERS"), the Revolving Loan Administrative Agent and the Collateral Agent, and
(b) the Term Loan Credit Agreement dated as of November 30, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the "TERM LOAN CREDIT AGREEMENT" and, together with the Revolving Loan Credit Agreement, the "CREDIT AGREEMENTS"), among the Borrower, Holdings, the lenders from time to time party thereto (the "TERM LENDERS" and, together with the Revolving Lenders, the "LENDERS"), the Term Loan Administrative Agent and the Collateral Agent.

          B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in either Credit Agreement or the Guarantee, Collateral and Intercreditor Agreement, as applicable.

          C. The Grantors have entered into the Guarantee, Collateral and Intercreditor Agreement in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit. Section 11.16 of the Guarantee, Collateral and Intercreditor Agreement provides that additional Subsidiaries of the Borrower may become Guarantors and Grantors under the Guarantee, Collateral and Intercreditor Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the "NEW SUBSIDIARY") is executing this Supplement in accordance with the requirements of each Credit Agreement to become a Guarantor and a

Grantor under the Guarantee, Collateral and Intercreditor Agreement in order to induce the Lenders to make additional Loans and the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

          Accordingly, the Collateral Agent and the New Subsidiary agree as follows:

          SECTION 1. In accordance with Section 11.16 of the Guarantee, Collateral and Intercreditor Agreement, the New Subsidiary by its signature below becomes a Grantor and Guarantor under the Guarantee, Collateral and Intercreditor Agreement with the same force and effect as if originally named therein as a Grantor and Guarantor and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Guarantee and Collateral Agreement applicable to it as a Grantor and Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor and Guarantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Subsidiary, as security for the payment and performance in full of the Obligations, does hereby create and grant to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Subsidiary's right, title and interest in and to the Collateral of the New Subsidiary. Each reference to a "Grantor" or a "Guarantor" in the Guarantee, Collateral and Intercreditor Agreement shall be deemed to include the New Subsidiary. The Guarantee, Collateral and Intercreditor Agreement is hereby incorporated herein by reference.

          SECTION 2. The New Subsidiary represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

          SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Subsidiary and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

          SECTION 4. The New Subsidiary hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of (i) any and all Equity Interests and Pledged Debt Securities now owned by the New Subsidiary and (ii) any and all issued, registered, pending and otherwise material Intellectual Property now owned by the New Subsidiary and (b) set forth under its signature hereto, is the true and correct legal name of the New Subsidiary and its jurisdiction of organization.

          SECTION 5. Except as expressly supplemented hereby, the Guarantee and Collateral Agreement shall remain in full force and effect.

          SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guarantee and Collateral Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

          SECTION 8. All communications and notices hereunder shall (except as otherwise expressly permitted by the Guarantee and Collateral Agreement) be in writing and given as provided in Section 9.01 of each Credit Agreement. All communications and notices hereunder to the New Subsidiary shall be given to it in care of the Borrower as provided in Section 9.01 of each Credit Agreement.

          SECTION 9. The New Subsidiary agrees to reimburse the Collateral Agent for its out of pocket expenses in connection with this Supplement, including the fees, other charges and disbursements of counsel for the Collateral Agent.

                [Remainder of this page intentionally left blank]

          IN WITNESS WHEREOF, the New Subsidiary and the Collateral Agent have duly executed this Supplement to the Guarantee and Collateral Agreement as of the day and year first above written.

                                        [NAME OF NEW SUBSIDIARY]


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------
                                        Address:
                                                 -------------------------------
                                        Legal Name:
                                                    ----------------------------
                                        Jurisdiction of Formation:
                                                                   -------------


                                        CREDIT SUISSE, CAYMAN ISLANDS BRANCH,
                                        as Collateral Agent


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                                   Schedule I to
                                                   Supplement No. [_____] to the
                                                                   Guarantee and
                                                            Collateral Agreement

                        Collateral of the New Subsidiary

                                EQUITY INTERESTS

                                      Number and
          Number of    Registered      Class of            Percentage
Issuer   Certificate      Owner     Equity Interest   of Equity Interests
------   -----------   ----------   ---------------   -------------------


                             PLEDGED DEBT SECURITIES

         Principal
Issuer     Amount    Date of Note   Maturity Date
------   ---------   ------------   -------------


                              INTELLECTUAL PROPERTY

                                                                Exhibit B to the
                                                                   Guarantee and
                                                            Collateral Agreement

                         FORM OF PERFECTION CERTIFICATE

                              [Provided Separately]